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                                              GENERAL TERMS AND CONDITIONS - KS
                                                                   PAGE 1 OF 50
                                             SWBT/BIRCH TELECOM OF KANSAS, INC.
                                                                         100198









             INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF
                       THE TELECOMMUNICATIONS ACT OF 1996





                                 BY AND BETWEEN




                       SOUTHWESTERN BELL TELEPHONE COMPANY


                                       AND


                          BIRCH TELECOM OF KANSAS, INC.









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                                              GENERAL TERMS AND CONDITIONS - KS
                                                                   PAGE 2 OF 50
                                             SWBT/BIRCH TELECOM OF KANSAS, INC.
                                                                         100198





                                TABLE OF CONTENTS


1.0    DEFINITIONS.............................................................5

2.0    INTERPRETATION AND CONSTRUCTION.........................................9

3.0    IMPLEMENTATION SCHEDULE AND INTERCONNECTION ACTIVATION DATES............9

4.0    INTERCONNECTION PURSUANT TO SECTION 251(c)(2)..........................10
       4.1   Scope............................................................10
       4.2   Interconnection Coverage.........................................10
       4.3   Methods for Interconnection......................................11
       4.4   Physical Architecture............................................12
       4.5   Technical Specifications.........................................13
       4.6   Interconnection in Additional Metropolitan Exchange Areas........13

5.0    TRANSMISSION AND ROUTING OF TELEPHONE EXCHANGE SERVICE
       TRAFFIC PURSUANT TO SECTION 251(c)(2)..................................14
       5.1   Scope of Traffic.................................................14
       5.2   Responsibilities of the Parties..................................15
       5.3   Reciprocal Compensation for Termination of Local Traffic.........15
       5.4   Reciprocal Compensation for Transit Traffic......................17
       5.5   Reciprocal Compensation for Termination of IntraLATA
             Interexchange Traffic............................................18
       5.6   Compensation for Origination and Termination of Switched
             Access Service Traffic to or From an IXC (Meet-Point
             Billing (MPB) Arrangements)......................................18
       5.7   Billing Arrangements for Compensation for Termination
             of IntraLATA, Local, Transit, and Optional Calling
             Area Traffic.....................................................20
       5.8   Compensation for "Porting" Optional Calling Area Numbers.........21

6.0    TRANSMISSION AND ROUTING OF EXCHANGE ACCESS TRAFFIC PURSUANT
       TO 251(c)(2)...........................................................21
       6.1   Scope of Traffic.................................................21
       6.2   Trunk Group Architecture Traffic Routing.........................21

7.0    TRANSPORT AND TERMINATION OF OTHER TYPES OF TRAFFIC....................22
       7.1   Information Services Traffic.....................................22
       7.2   Line Status Verification (LSV)/Busy Line
             Interrupt (BLI) Traffic..........................................22
       7.3   Wireless Traffic.................................................22

8.0    SIGNALING..............................................................23

9.0    NUMBERING..............................................................23


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                                               GENERAL TERMS AND CONDITIONS - KS
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                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
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

10.0   RESALE -- SECTIONS 251(b)(1); 251(c)(4); 252(d)(3);
       and 271(c)(2)(B)(xiv)..................................................25

11.0   UNBUNDLED NETWORK ELEMENTS - SECTIONS 251(c)(3), 271(c)(2)(B)
       (ii),(iv),(v),(vi),(x).................................................25

12.0   NOTICE OF CHANGES -- SECTION 251(c)(5).................................25

13.0   COLLOCATION -- SECTION 251(c)(6).......................................26

14.0   NUMBER PORTABILITY -- SECTIONS 251(b)(2)and 271(c)(2)(B)(xi)...........26

15.0   DIALING PARITY -- SECTION 251(b)(3); 271(c)(2)(B)(xii);
       and 271(e)(2)..........................................................26

16.0   ACCESS TO RIGHTS-OF-WAY -- SECTION 251(b)(4) and 271(c)(2)(B)(iii).....26

17.0   DATABASE ACCESS -- SECTION  271(c)(2)(B)(x)............................27

18.0   INTERCEPT REFERRAL ANNOUNCEMENTS.......................................27

19.0   COORDINATED REPAIR CALLS...............................................27

20.0   OTHER SERVICES 271(c)(B)(2)(vii) and 271(c)(2)(B)(viii)................28
       20.1  White Pages......................................................28
       20.2  Calling Name Information.........................................28
       20.3  Billing/Collecting/Remitting  ...................................28
       20.4  911/E911 Service  ...............................................28
       20.5  Directory Assistance (DA)........................................28
       20.6  Direct Access (DIRECT)...........................................28
       20.7  Operator Services................................................28
       20.8  Clearinghouse Services ..........................................28
       20.9  Hosting..........................................................29
       20.10 Signaling System 7 Interconnection...............................29

21.0   GENERAL RESPONSIBILITIES OF THE PARTIES................................29

22.0   EFFECTIVE DATE, TERM, AND TERMINATION..................................31

23.0   DISCLAIMER OF REPRESENTATIONS AND WARRANTIES...........................32

24.0   CHANGES IN END USER LOCAL EXCHANGE SERVICE PROVIDER SELECTION..........32

25.0   SEVERABILITY...........................................................33

26.0   INTELLECTUAL PROPERTY..................................................33




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                                               GENERAL TERMS AND CONDITIONS - KS
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

27.0   INDEMNIFICATION........................................................33

28.0   LIMITATION OF LIABILITY................................................36

29.0   REGULATORY APPROVAL....................................................36

30.0   MISCELLANEOUS..........................................................36
       30.1   Authorization...................................................36
       30.2   Compliance and Certification....................................37
       30.3   Law Enforcement.................................................37
       30.4   Independent Contractor..........................................38
       30.5   Force Majeure...................................................38
       30.6   Confidentiality.................................................39
       30.7   Governing Law...................................................40
       30.8   Taxes...........................................................40
       30.9   Non-Assignment..................................................41
       30.10  Non-Waiver......................................................42
       30.11  Audits..........................................................42
       30.12  Disputed Amounts................................................42
       30.13  Disputed Resolutions............................................43
       30.14  Notices.........................................................47
       30.15  Publicity and Use of Trademarks or Service Marks................47
       30.16  Section 252(i) Obligations......................................48
       30.17  Joint Work Product..............................................48
       30.18  Intervening Law.................................................48
       30.19  No Third Party Beneficiaries; Disclaimer of Agency..............48
       30.20  No License......................................................48
       30.21  Survival........................................................48
       30.22  Scope of Agreement..............................................49
       30.23  Entire Agreement................................................49
       30.24  Performance Measurements........................................49
       30.25  Remedies........................................................49


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                                               GENERAL TERMS AND CONDITIONS - KS
                                                                    PAGE 5 OF 50
                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
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           INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE
                         TELECOMMUNICATIONS ACT OF 1996

         This Interconnection Agreement under Sections 251 and 252 of the Telecommunications Act of 1996 ("Agreement"), is by and between Southwestern Bell Telephone Company, a Missouri Corporation ("SWBT"), and Birch Telecom of Kansas, Inc., formerly known as Valu-Line of Kansas, Inc. ("CLEC").

         WHEREAS, the Parties want to interconnect their networks at mutually agreed upon points of interconnection to provide, directly or indirectly, Telephone Exchange Services and Exchange Access to residential and business end users predominantly over their respective telephone exchange service facilities in Kansas; and

         WHEREAS, the Parties are entering into this Agreement to set forth the respective obligations of the Parties and the terms and conditions under which the Parties will interconnect their networks and provide other services as required by the Telecommunications Act of 1996 ("the Act") and additional services as set forth herein; and

         WHEREAS, for purposes of this Agreement, the Parties intend to operate where SWBT is the incumbent local exchange carrier and CLEC, a competitive local exchange carrier, is certified by the State Corporation Commission of the State of Kansas as required.

         NOW, THEREFORE, CLEC and SWBT hereby agree as follows:

         The terms of this Agreement shall supersede and replace the Resale Agreement Between Southwestern Bell Telephone Company and Valu-Line of Kansas, Inc., approved on July 14, 1997 (including the amendment which was approved on August 7, 1998), which shall terminate upon the effective date of this Agreement.

1.0      DEFINITIONS

         1.1 "Act" means the Communications Act of 1934, 47 U.S.C. 151 et. seq., as amended by the Telecommunications Act of 1996.

         1.2 "Affiliate" is as defined in the Act.

         1.3 "Automatic Number Identification" or "ANI" is a switching system feature that forwards the telephone number of the calling party and is used for screening, routing and billing purposes.

         1.4 "Busy Line Interrupt" or "BLI" is performed when one Party's operator bureau interrupts a telephone number in progress after Line Status Verification has occurred. The operator bureau will interrupt the busy line and inform the called party that there is a call waiting.


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                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
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         1.5 "Calling Party Number" or "CPN" is a feature of signaling  system
7 (SS7) protocol whereby the ten (10) digit number of the calling party is forwarded from the end office.

         1.6 "Central Office Switch" means a single switching system within the public switched telecommunications network, including the following:

                 (i) "End Office Switches" which are Class 5 switches where end user Exchange Services are directly connected and offered; and

                 (ii) "Tandem Office Switches" or "Tandems" which are Class 4 switches used to connect and switch trunk circuits between Central Office Switches.

Central Office Switches may be employed as combination End Office/Tandem Office switches (combination Class 5/Class 4).

         1.7 "CLASS Features" mean certain CCS-based features available to end users including, but not limited to: Automatic Call Back; Call Trace; Caller Identification and related blocking features; Distinctive Ringing/Call Waiting; Selective Call Forward; and Selective Call Rejection.

         1.8 "Collocation" means an arrangement whereby one Party's (the "Collocating Party") facilities are terminated in its equipment necessary for Interconnection or for access to Network Elements on an unbundled basis which has been installed and maintained at the premises of a second Party (the "Housing Party"). Collocation may be "physical" or "virtual." In "Physical Collocation," the Collocating Party installs and maintains its own equipment in the Housing Party's premises. In "Virtual Collocation," the Housing Party installs and maintains the collocated equipment in the Housing Party's premises. Collocation includes, but is not limited to, collocation of 38 GHz basic transmission equipment, provided it complies with the guidelines in SWBT's current Physical Collocation Technical Publication provided to CLEC.

         1.9 "Commission" or "SCC" means the State Corporation Commission of the State of Kansas.

         1.10 "Common Channel Signaling" or "CCS" is a special network, fully separate from the transmission path of the public switched network, that digitally transmits call set-up and network control data. Unless otherwise agreed by the Parties, the CCS used by the Parties shall be SS7.

         1.11 "Cross Connect" means the unbundled network element cross connect rate element which is used to designate connection between: i) the SWBT distribution frame and an unbundled network element component, or ii) two unbundled network element components, or iii) the SWBT distribution frame and the tie cable termination point for CLEC collocation.

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         1.12 "Dialing Parity" is as defined in the Act. As used in this
Agreement, Dialing Parity refers to both Local Dialing Parity and Toll Dialing Parity.

         1.13 "Digital Signal Level" means one of several transmission rates in the time-division multiplex hierarchy.

         1.14 "Digital Signal Level 0" or "DS0" means the 64 Kbps zero-level signal in the time-division multiplex hierarchy.

         1.15 "Digital Signal Level 1" or "DS1" means the 1.544 Mbps first-level signal in the time-division multiplex hierarchy. In the time-division multiplexing hierarchy of the telephone network, DS1 is the initial level of multiplexing.

         1.16 "Digital Signal Level 3" or "DS3" means the 44.736 Mbps third-level in the time-division multiplex hierarchy. In the time-division multiplexing hierarchy of the telephone network, DS3 is defined as the third level of multiplexing.

         1.17 "End User" means a third-party residence or business, that subscribes to Telecommunications Services provided by either of the Parties, or by another telecommunications service provider.

         1.18 "Exchange Access" is as defined in the Act.

         1.19 "Exchange Message Record" or "EMR" means the standard used for exchange of Telecommunications message information among Telecommunications Carriers for billable, non-billable, sample, settlement and study data. EMR format is contained in Bellcore Practice BR-010-200-010 CRIS Exchange Message Record.

         1.20 "Fiber-Meet" means an Interconnection architecture method whereby the Parties physically interconnect their networks via an optical fiber interface (as opposed to an electrical interface) at a mutually agreed upon location.

         1.21 "Interconnection" is as Described in the Act and refers to the connection of separate pieces of equipment, facilities, or platforms between or within networks for the purpose of transmission and routing of Telephone Exchange Service traffic and Exchange Access traffic.

         1.22 "Interconnection Activation Date" is the date that the construction of the joint facility Interconnection arrangement has been completed, trunk groups have been established, and joint trunk testing is completed.

         1.23 "Interexchange Carrier" or "IXC" means a carrier that provides, directly or indirectly, interLATA or intraLATA Telephone Toll Services. For purposes of Section 6.0 of this Agreement, the term "IXC" includes any entity which purchases FGB or FGD Switched Exchange Access Service in order to originate or terminate traffic to/from CLEC's end users.


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                                               GENERAL TERMS AND CONDITIONS - KS
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                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
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         1.24 "IntraLATA Toll Traffic" means those intraLATA station calls that are not defined as Local Traffic in this Agreement.

         1.25 "Line Status Verification" or "LSV" or "Busy Line Verify" or "BLV" is performed when one Party's end user requests assistance from the operator bureau to determine if the called line of the other Party is in use.

         1.26 "Local Traffic," for purposes of intercompany compensation, is if
(i) the call originates and terminates in the same SWBT exchange area; or (ii) originates and terminates within different SWBT Exchanges that share a common mandatory local calling area, e.g., mandatory Extended Area Service (EAS), mandatory Extended Local Calling Service (ELCS), or other like types of mandatory expanded local calling scopes.

         1.27 "Losses" means any and all losses, costs (including court costs), claims, damages (including fines, penalties, and criminal or civil judgments and settlements), injuries, liabilities and expenses (including attorneys' fees).

         1.28 "MECAB" refers to the Multiple Exchange Carrier Access Billing (MECAB) document prepared by the Billing Committee of the Ordering and Billing Forum (OBF), which functions under the auspices of the Carrier Liaison Committee
(CLC) of the Alliance for Telecommunications Industry Solutions (ATIS). The MECAB document, published by Bellcore as Special Report SR-BDS-000983, contains the recommended guidelines for the billing of access services provided to an IXC by two or more LECs, or by one LEC in two or more states within a single LATA. The latest release is issue No. 5, dated June 1994.

         1.29 "MECOD" refers to the Multiple Exchange Carriers Ordering and Design (MECOD) Guidelines for Access Services - Industry Support Interface, a document developed by the Ordering/Provisioning Committee of the Ordering and Billing Forum (OBF), which functions under the auspices of the Carrier Liaison Committee (CLC) of the Alliance for Telecommunications Industry" Solutions
(ATIS). The MECOD document, published by Bellcore as Special Report SR STS-002643, establishes methods for processing orders for access service which is to be provided to an IXC by two or more telecommunications providers. The latest release is issue No. 3, dated February 1996.

         1.30 "Meet-Point Billing" or "MPB" refers to a billing arrangement whereby two or more Telecommunications Carriers jointly provide for switched access service to an IXC, with each LEC receiving an appropriate share of its switched access revenues as defined by its effective access tariffs.

         1.31 "Metropolitan Exchange Area" means a geographical area defined in SWBT current tariffs effective as a metropolitan exchange local calling area. For example, Dallas, Ft. Worth, Houston, Little Rock, Oklahoma City, St. Louis, Austin and would be examples of Metropolitan Exchange Areas.



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                                               GENERAL TERMS AND CONDITIONS - KS
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         1.32 "Network Element Bona Fide Request" means the process described in
Appendix UNE that is attached hereto and incorporated herein that prescribes the terms and conditions relating to a Party's request that the other Party provide a Network Element.

         1.33 "Switched Exchange Access Service" means the offering of transmission or switching services to Telecommunications Carriers for the purpose of the origination or termination of Telephone Toll Service. Switched Exchange Access Services include, but are not necessarily limited to: Feature Group A, Feature Group B, Feature Group D, 800/888 access, and 900 access and their successors or similar Switched Exchange Access services.

         1.34 "Synchronous Optical Network" or "SONET" means an optical interface standard that allows inter-networking of transmission products from multiple vendors. The base rate is 51.84 Mbps (OC-1/STS-1) and higher rates are direct multiples of the base rate, up to 13.22 Gpbs.

         1.35 "Telephone Exchange Service" is as defined in the Act.

         1.36 "Wire Center" means an occupied structure or portion thereof in which a Party has the exclusive right of occupancy and which serves as a Routing Point for Switched Exchange Access Service.

2.0      INTERPRETATION AND CONSTRUCTION

         In the event of any amendment of the Act or any legislative, regulatory, judicial order, rule or regulations, or other legal action that revises or reverses the Act, the FCC's Orders in FCC Docket Nos. 96-98 and 95-185 or any applicable order or arbitration award purporting to apply the provisions of the federal Act, the Parties reserve all of their rights and remedies, including those to amend, alter, or revise this Agreement.

3.0      IMPLEMENTATION SCHEDULE AND INTERCONNECTION ACTIVATION DATES

         Subject to the terms and conditions of this Agreement, Interconnection of the Parties' facilities and equipment pursuant to Sections 4.0, 5.0 and 6.0 for the transmission and routing of Telephone Exchange Service traffic and Exchange Access traffic shall be established on or before the corresponding "Interconnection Activation Date" shown for each such Metropolitan Exchange Area on Appendix DCO attached hereto and incorporated by reference. Appendix DCO may be revised and supplemented from time to time upon the mutual agreement of the Parties to reflect the Interconnection of additional Metropolitan Exchange Areas pursuant to Section 4.6 by modifying or updating Appendix DCO.


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                                               GENERAL TERMS AND CONDITIONS - KS
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4.0      INTERCONNECTION PURSUANT TO SECTION 251(C)(2)(A),(B),(C); 47 CFR
         SS. 51.305(a)(1)

         4.1 SCOPE

         This Section 4.0 describes the physical architecture for Interconnection of the Parties' facilities and equipment for the transmission and routing of Telephone Exchange Service traffic and Exchange Access traffic pursuant to Section 251(c)(2) of the Act. Such Interconnections shall be equal in quality to that provided by the Parties to themselves or to any subsidiary, affiliate or Third Party. Appendix ITR attached hereto and incorporated by reference prescribes the specific trunk groups (and traffic routing parameters) which will be configured over the physical connections described in this Section
4.0 to provide the facilities for the transmission and routing of Telephone Exchange Service traffic (as described in Section 5.0), Exchange Access traffic (as described in Section 6.0), LSV/BLI traffic (as described in sub-section 7.2).

         4.2 INTERCONNECTION COVERAGE SS. 251(c)(2)(B) AND (C), 47 CFR SS. 51.305(a)(2)

         The Parties shall provide for interoperation of their networks that is at least equal in quality to that provided by SWBT to itself or to any subsidiary, affiliate, or any other party to which SWBT provides interconnection and shall interconnect at any technically feasible point in their network as stated below:

             4.2.1. CLEC shall interconnect with SWBT's facilities as follows:

             a. In each SWBT exchange area in which CLEC chooses to offer local exchange service, CLEC, at a minimum, will interconnect its network facilities to: (a) the SWBT access tandem(s) for which the CLEC's NXX subtend in the Local Exchange Routing Guide (LERG), and (b) to either each SWBT local tandem(s) or each SWBT end office(s) ("EO") subtending that local tandem(s) or (c) all end offices serving such exchange where SWBT has no local tandem. SWBT EOs and tandems through which CLEC will terminate its traffic will be called SWBT Interconnection Wire Centers and are identified in Appendix DCO. As CLEC initiates Exchange Service operations in additional SWBT exchange areas, SWBT and CLEC shall agree upon additional SWBT Interconnection Wire Centers in each new exchange area. CLEC agrees that if SWBT establishes additional tandems in an exchange area within which CLEC offers local exchange service, CLEC will interconnect to the additional tandems.

             b. Interconnection to a SWBT local tandem(s) will provide CLEC local access to the SWBT end offices and NXXs which subtend that tandem(s), and to other Local Exchange Carriers ("LECs") (subject to sub-section 5.4) which are connected to that tandem(s). Interconnection to SWBT EO(s) will




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                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
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                  provide CLEC access only to the NXXs served by that
                  individual EO(s) to which CLEC interconnects.

             c. Interconnection to a SWBT access tandem will provide CLEC interexchange access to SWBT, IXCs, LECs and CRMS providers (subject to sub-section 7.3) which are connected to that tandem. Where an access tandem also provides local tandem functions, interconnection to a SWBT access tandem serving that exchange will also provide CLEC access to SWBT's EOs with the same functionality described in (b) above.

             d. Where CLEC requires ancillary services (e.g., Directory Assistance, Operator Assistance, E911/911) additional interconnection to SWBT's Interconnection Wire Center(s) or special trunking will be required for interconnection to such ancillary services.

             4.2.2. SWBT shall interconnect with CLEC's facilities under terms and conditions no less favorable than those identified in sub-section 4.2.1, above.

         4.3 METHODS FOR INTERCONNECTION

         Where the Parties interconnect, for the purpose of exchanging traffic between networks, the Parties may use the following interconnection methods for each Tandem and End Office identified in Appendix DCO making use of facilities they own or lease from a third party or SWBT.

             4.3.1 Physical Collocation Interconnection ("PCI") - Where CLEC provides fiber cable and connects to its equipment located in the SWBT Wire Center. CLEC owns and maintains CLEC's equipment.

             4.3.2 Virtual Collocation Interconnection ("VCI") - Where CLEC provides fiber cable to SWBT for connection to CLEC-designated basic transmission equipment dedicated solely for CLEC's use, located in the SWBT Interconnection Wire Center. SWBT owns and maintains the basic transmission equipment at the SWBT Interconnection Wire Center. This option shall be consistent with the terms of SWBT's virtual collocation tariff.

             4.3.3 SONET-Based Interconnection ("SBI") - Where CLEC provides fiber cable to SWBT for connection to SWBT-designated basic transmission equipment located at the SWBT Interconnection Wire Center and dedicated solely for CLEC's use. SWBT owns and maintains the basic transmission equipment. This option shall be consistent with SWBT's SBI tariff.

             4.3.4 Leased Facility Interconnection ("LFI") - Where facilities exist, either Party may lease facilities from the other Party as defined in
Section 7 of Appendix NIM.


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             4.3.5 Mid-span Fiber Interconnection ("NIM") - Where the Parties agree to interconnect through SONET technology, using a Fujitsu originating line terminating multiplexer fiber optic terminal ("FOT") details of this architecture are addressed in Appendix NIM attached hereto and incorporated by reference. This interconnection arrangement is limited to interconnecting trunks.

             4.3.6 Other interconnection methods, as negotiated by the parties, which interconnect CLEC's and SWBT's networks (1) for the transmission and routing of telephone exchange traffic, exchange access traffic, or both; (2) at any technically feasible point within SWBT's network including: (1) the line-side of a local switch; (ii) the trunk-side of a local switch, (iii) the trunk interconnection points for a tandem switch; (iv) central office cross-connect points; (v) out-of-band signaling transfer points necessary to exchange traffic at these points and access call related databases, and (vi) the points of access to unbundled network elements; (3) that is a level of quality that is equal to that which SWBT provides itself, a subsidiary, an affiliate, or any other party. If CLEC requests, and to the extent technically feasible, SWBT shall negotiate interconnection that is superior or lesser in quality to that provided by SWBT to itself or any subsidiary, affiliate, or any other party to which the incumbent LEC provides interconnection.

         4.4 PHYSICAL ARCHITECTURE. Using one or more of the Interconnection Methods described in Section 4.3 above, the Parties will agree on a physical architecture plan. This plan will be documented within Appendix DCO. The Parties agree to deploy one physical architecture plan per Metropolitan Serving Area. The two architecture arrangements, End Point Meet and Mid-Point Meet, are discussed below. Additional physical architectures, as yet undefined, may evolve during the term of this Agreement. These future as yet undefined architectures can be deployed if mutually agreed upon.

             4.4.1 End Point Meet. Using the "End Point Meet" architecture, the Parties will establish transport facilities from their own Central Office(s) to the other party's Central Office(s) utilizing any method of interconnection described in Section 4.3 above. Unless otherwise mutually agreed upon, each Party will use its own transport facilities to provide its trunking as set forth in Appendix ITR. Each Party will be responsible for the appropriate sizing, operation, and maintenance of its own transport facilities. If initially deployed as an End Point Architecture, the deployment architecture may be migrated or groomed, upon mutual agreement, to a Mid-Point Meet architecture.

             4.4.2 Mid-Point Meet. Using the Mid-Point Meet architecture, the Parties will agree upon a Point of Interconnection (POI). The POI functions as a demarcation point for each Party. Each Party is responsible to transport all trunking to its side of the POI utilizing any method of interconnection described in Section 4.3 above. Each Party is responsible for the appropriate sizing, operation, and maintenance of the transport facility and trunking to the POI.

                   4.4.2.1 A second POI can be established to eliminate a "single point of failure" when mutually agreed upon. The establishment of the second POI should not

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require additional or increased trunking or facilities of either Party. Trunking from the initial POI will be groomed or augmented to the second POI upon mutual agreement.

                    4.4.2.2 When required, based on guidelines established pursuant to Appendix ITR, either Party may trunk directly to the other Party's EO. If the Party is virtually or physically collocated to the EO, then that collocation will be designated a POI. This collocation will be used for the transport of direct EO trunking, in addition to other uses. The collocated Party is responsible for the appropriate sizing, operation, and maintenance of the transport facility. In the instance where the Party is not collocated, the EO trunk group will be handed off at the original POI and both Parties will be responsible for the transport facility on their side of that POI.

                    4.4.2.3 Unless otherwise mutually agreed upon, when Mid-Point Meet architecture has been deployed, it will remain as the architecture of choice during the term of this Agreement.

         4.5      TECHNICAL SPECIFICATIONS

                  4.5.1 CLEC and SWBT shall work cooperatively to install and maintain a reliable network. CLEC and SWBT shall exchange appropriate information (e.g., maintenance contact numbers, network information, information required to comply with law enforcement and other security agencies of the Government and such other information as the Parties shall mutually agree) to achieve this desired reliability.

                  4.5.2 CLEC and SWBT shall work cooperatively to apply sound network management principles by invoking network management controls to alleviate or to prevent congestion.

                  4.5.3 Technical Publications describe the practices, procedures, specifications and interfaces generally utilized by SWBT, are listed in Appendix TP attached hereto and incorporated by reference. Appendix TP will herein assist the Parties in meeting their respective Interconnection responsibilities. Copies of the publications listed in Appendix TP have been or shall be provided to CLEC by SWBT.

         4.6      INTERCONNECTION IN ADDITIONAL METROPOLITAN EXCHANGE AREAS

                  4.6.1 If CLEC decides to offer Telephone Exchange Services in any other Metropolitan Exchange and Areas in which SWBT also offers Telephone Exchange Services, CLEC shall provide written notice to SWBT of the need to establish Interconnection in such Metropolitan Exchange Areas pursuant to this Agreement.

                  4.6.2 The notice provided in Section 4.6.1 shall include: (i) the initial Routing Point CLEC has designated in the Metropolitan Exchange Area;
(ii) CLEC's requested

                                               GENERAL TERMS AND CONDITIONS - KS
                                                                   PAGE 14 OF 50
                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
                                                                          100198


Interconnection Activation Date; and (iii) a non-binding forecast of CLEC's trunking requirements.

                  4.6.3 Unless otherwise agreed by the Parties, the Parties shall designate the Wire Center that CLEC has identified as its initial Routing Point in the Metropolitan Exchange Area as CLEC Interconnection Wire Center ("IWC") in that Metropolitan Exchange Area and shall designate the SWBT Tandem Office Wire Center within the Metropolitan Exchange Area nearest to the IWC (as measured in airline miles utilizing the V&H coordinates method) as the SWBT Interconnection Wire Center (SIWC) in that Metropolitan Exchange Area.

                  4.6.4 Unless otherwise agreed by the Parties, the Interconnection Activation Date in each new Metropolitan Exchange Area shall be the one-hundred and fiftieth (150th) day following the date on which CLEC delivered notice to SWBT of the need to establish Interconnection pursuant to
Section 4.6.1 above. Within ten (10) business days of SWBT's receipt of CLEC's notice, SWBT and CLEC shall confirm their respective Wire Centers to be Interconnected and the Interconnection Activation Date for the new Metropolitan Exchange Area by attaching a supplementary schedule to Appendix DCO.

5.0 TRANSMISSION AND ROUTING OF TELEPHONE EXCHANGE SERVICE TRAFFIC PURSUANT TO SECTION 251(c)(2)(D); 252(d)(1) AND (2); 47 CFR SS. 51.305(a)(5)

         5.1   SCOPE OF TRAFFIC

         This Section 5.0 prescribes parameters for Traffic Exchange trunk groups the Parties shall establish over the Interconnections specified in
Section 4.0. The Parties shall allow for the Traffic Exchange trunk groups specified in this Section 5.0 and in Appendix ITR for the transmission and routing of all Local and IntraLATA Toll Traffic between the Parties' respective Telephone Exchange Service end users.

                  5.1.1 For purposes of compensation under this Agreement, the telecommunications traffic traded between CLEC and SWBT will be classified as either Local Traffic, Transit Traffic, Optional Calling Area Traffic, IntraLATA Interexchange Traffic, InterLATA Interexchange Traffic, or FGA Traffic. The compensation arrangement for the joint provision of Feature Group A (FGA) Services is covered in Appendix FGA, attached hereto and incorporated herein by reference. The Parties agree that, notwithstanding the classification of traffic under this Agreement, either Party is free to define its own "local" calling area(s) for purposes of its provision of Telecommunications Services to its end users.

                  5.1.2 For purposes of reciprocal compensation this Agreement recognizes the unique status of traffic originated by and passed to Internet Service Providers (ISP). These providers have historically been subject to an access charge exemption by the FCC which permits the use of Basic Exchange Telecommunications Service as a substitute for switched access service. The Parties recognize the interstate, or at the very least, interexchange, nature of the

                                               GENERAL TERMS AND CONDITIONS - KS
                                                                   PAGE 15 OF 50
                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
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great majority of internet calls. Therefore the Parties agree that such calls are not properly the subject of reciprocal compensation under the Act. The Parties will exempt traffic originated to an ISP from the reciprocal compensation arrangements of this Agreement.

                  5.1.3 Calls originated by one Party's end user and terminated to the other Party's end user will be classified as "Local Traffic" under this Agreement if the call: (i) originates and terminates in the same SWBT exchange area; or (ii) originates and terminates within different SWBT Exchanges that share a common mandatory local calling area, e.g., mandatory Extended Area Service (EAS), mandatory Extended Local Calling Service (ELCS), or other like types of mandatory expanded local calling scopes.

         5.2      RESPONSIBILITIES OF THE PARTIES

                  5.2.1 Each Party to this Agreement will be responsible for the accuracy and quality of its data as submitted to the respective Parties involved.

                  5.2.2 Each Party will include in the information transmitted to the other for each call being terminated on the other's network (where available), the originating Calling Party Number (CPN).

                  5.2.3 If the percentage of calls passed with CPN is greater than ninety percent (90%), all calls exchanged without CPN information will be billed as either Local Traffic or IntraLATA Toll Traffic in direct proportion to the minutes of use (MOU) of calls exchanged with CPN information. If the percentage of calls passed with CPN is less than ninety percent (90%), the parties agree to investigate the reason and work together to correct any solvable problems uncovered. In the interim, where CPN is not passed, the parties will bill switched access.

                  5.2.4 The type of originating calling number transmitted depends on the protocol of the trunk signaling used for interconnection. Traditional toll protocol will be used with Multi-Frequency (MF) signaling, and ANI will be sent from the originating Party's end office switch to the terminating Party's tandem or end office switch.

                  5.2.5 Where one Party is passing CPN but the other party is not properly receiving information, the Parties will cooperate to rate the traffic correctly.

         5.3      RECIPROCAL COMPENSATION FOR TERMINATION OF LOCAL TRAFFIC

                  5.3.1 The Compensation set forth below will apply to all Local Traffic as defined in sub-section 5.1.2 of this Agreement.

                  5.3.2 Applicability of Rates

                        i)  The rates, terms, conditions in this Section 5.3
                             apply only to the termination of Local Traffic, except as explicitly noted.

                                               GENERAL TERMS AND CONDITIONS - KS
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                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
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                        ii) The Parties agree to compensate each other for
                             the termination of Local Traffic on a minute of use (MOU) basis.

                   5.3.3 Rate Elements

                         5.3.3.1 A Tandem Served rate element is applicable to
Tandem Routed Local Traffic on a terminating local MOU basis and includes compensation for the following sub-elements:

                                 i) Tandem Switching - compensation for the use of tandem switching functions.

                                 ii) Tandem Transport - compensation for the transmission facilities between the local tandem and the end offices subtending that tandem.

                                 iii) End Office Switching - compensation for the local EO office switching and line termination functions necessary to complete the transmission.

                         5.3.3.2 An End  Office Served rate element applies to
direct-routed Local Traffic on a terminating local MOU basis and includes compensation for End Office Switching. This includes direct-routed Local Traffic that terminates to offices that have combined tandem and End Office functions.

                   5.3.4 Local Traffic Interconnection Rates


                         -----------------------------------------------------------------------
                         Serving Method               Prices Per    Prices Per    Prices Per
                                                      MOU           MOU           MOU
                                                      Zone A        Zone B        Zone C
                          ----------------------------------------------------------------------
                         Tandem Served
                         -   Tandem Switching        $0.002335     $0.002335      $0.002335
                         -   Tandem Transport        $0.000609     $0.000609      $0.000609
                         -   End Office Switching    $0.006708     $0.006405      $0.006891

                         -----------------------------------------------------------------------
                         End Office Served
                         -   End Office Switching    $0.006708     $0.006405      $0.006891
                         -----------------------------------------------------------------------


                   5.3.5 If the difference between the local traffic volumes
                         flowing between the two networks is within a 10% differential, the Parties will assess each other the full symmetrical transport and termination rates as outlined in Section 5.3.4. The ten percent threshold should be calculated on a per-minute basis. When local traffic exceeds the 10% differential, the Parties

                                              GENERAL TERMS AND CONDITIONS - KS
                                                                   PAGE 17 OF 50
                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
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                         will discount all amounts over the 10% differential by
                         75% of the rates outlined in Section 5.3.4.

         5.4      RECIPROCAL COMPENSATION FOR TRANSIT TRAFFIC

                  5.4.1 Transit Traffic allows one Party to send traffic to a third party network through the other Party's tandem. A Transit Traffic rate element applies to all MOUs between a Party and third party networks that transit the other Party's tandem switch. The originating Party is responsible for the appropriate rates unless otherwise specified. The Transit Traffic rate element is only applicable when calls do not originate with (or terminate to) the transit Party's end user. The two categories of Transit Traffic are: i) Local, and ii) Optional Area. The following details when each element applies:

                        i) The Local Transit Traffic rate element applies when both the originating and terminating end users are within SWBT local and mandatory exchanges.

                        ii) The Optional Area Transit Traffic rate element
                            applies when one end user is in a SWBT optional exchange which is listed in Appendix Map and the other end user is within the SWBT local or mandatory exchanges. The Parties agree also to apply the Optional Area Transit rate to traffic terminating to third party incumbent LECs that share a common mandatory local calling area with all SWBT exchanges included in a specific metropolitan exchange area. ILEC mandatory exchanges are listed in Appendix Map.

                        5.4.1.1 The Parties acknowledge that traffic originated in third party incumbent LEC mandatory exchange areas as listed in Appendix Map, which is attached hereto and incorporated by reference, may traverse the SWBT tandem and terminate in other third party LEC exchange areas. Although direct connections could be used for this traffic, SWBT agrees to transit this traffic for the rate of $0.006 per MOU if the other LEC exchanges share a common mandatory local calling area with all SWBT exchanges included in a specific exchange area.


                         --------------------------------------------------------------------
                         Type of Transit Traffic       Prices Per   Prices Per   Prices Per
                                                       MOU          MOU          MOU
                                                       Zone A       Zone B       Zone C
                         --------------------------------------------------------------------
                         Local Transit
                         -        Tandem Switching     $0.002335    $0.002335    $0.002335
                         -        Tandem Transport     $0.000609    $0.000609    $0.000609
                         --------------------------------------------------------------------
                         Optional Area Transit         $0.004
                         --------------------------------------------------------------------

                                              GENERAL TERMS AND CONDITIONS - KS
                                                                   PAGE 18 OF 50
                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
                                                                          100198


                  5.4.2 All other traffic which transits a tandem shall be treated as Meet-Point Billing Traffic as described in Section 5.6 below or as intraLATA interexchange traffic as described in Section 5.5.3 below, unless otherwise agreed.

                  5.4.3 The Parties agree to enter into their own agreement with third party telecommunications carrier. In the event one party originates traffic that transits the second Party's network to reach a third party telecommunications carrier with whom the originating Party does not have a traffic interchange agreement, then originating Party will indemnify the second Party against any and all charges levied by such third party telecommunications carrier, including any termination charges related to such traffic and any attorneys fees and expenses.

         5.5 RECIPROCAL COMPENSATION FOR TERMINATION OF INTRALATA INTEREXCHANGE TRAFFIC

                  5.5.1 Intentionally Left Blank

                  5.5.2 The Parties also agree to apply the OCA compensation rate of $0.0210 per MOU for traffic terminating to CLEC end users in other incumbent LEC exchange that share a common mandatory local calling area with all SWBT exchanges that are included in the metropolitan exchange area. Appendix Map lists the shared mandatory local calling areas. This rate is independent of any retail service arrangement established by either Party to their respective end users.

                  5.5.3 For intrastate intraLATA interexchange service traffic, compensation for termination of intercompany traffic will be at terminating access rates for Message Telephone Service (MTS) and originating access rates for 800 Service, including the Carrier Common Line (CCL) charge, as set forth in each Party's Intrastate Access Service Tariff, not to exceed SWBT's Intrastate Access Services Tariff. For interstate intraLATA intercompany service traffic, compensation for termination of intercompany traffic will be at terminating access rates for MTS and originating access rates for 800 Service including the CCL charge, as set forth in each Party's interstate Access Service Tariff, not to exceed SWBT's Interstate Access Services Tariff.

         5.6 COMPENSATION FOR ORIGINATION AND TERMINATION OF SWITCHED ACCESS SERVICE TRAFFIC TO OR FROM AN IXC (MEET-POINT BILLING
                  (MPB) ARRANGEMENTS)

                  5.6.1 For interstate, interLATA traffic, terminating compensation will be at access rates as set forth in each Party's own applicable access tariffs.

                  5.6.2 The Parties will establish MPB arrangements in order to provide Switched Access Services to IXCs via SWBT's access tandem switch in accordance with the MPB guidelines adopted by and contained in the Ordering and Billing Forum's MECOD and MECAB documents. CLEC's Meet Points with SWBT shall be those identified in Appendix DCO and any supplements thereto.

                                              GENERAL TERMS AND CONDITIONS - KS
                                                                   PAGE 19 OF 50
                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
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                  5.6.3 Billing to IXCs for the Switched Exchange Access
Services jointly provided by the Parties via Meet-Point Billing arrangement shall be according to the multiple bill/single tariff method. As described in the MECAB document, each Party will render a bill in accordance with its own tariff for that portion of the service it provides. For the purpose of this Agreement, CLEC is the Initial Billing Company (IBC) and SWBT is the Subsequent Billing Company (SBC). The assignment of revenues, by rate element, and the Meet-Point Billing percentages applicable to this Agreement are set forth in Appendix DCO. The actual rate values for each element shall be the rates contained in that Party's own applicable access tariffs.

                  5.6.4 The Parties will maintain provisions in their respective federal and state access tariffs, or provisions within the National Exchange Carrier Association (NECA) Tariff No. 4, or any successor tariff, sufficient to reflect this MPB arrangement, including MPB percentages.

                  5.6.5 As detailed in the MECAB document, the Parties will, in accordance with accepted time intervals, exchange all information necessary to accurately, reliably and promptly bill third Parties for Switched Access Services traffic jointly handled by the Parties via the Meet Point Arrangement. Each Party reserves the right to charge the other Party for the recording/processing functions it performs pursuant to the terms and conditions of Appendix Recording attached hereto and incorporated by reference. Information shall be exchanged in Exchange Message Record (EMR) format, on magnetic tape or via a mutually acceptable electronic file transfer protocol.

                  5.6.6 Initially, billing to IXCs for the Switched Access Services jointly provided by the parties via the MPB arrangement will be according to the multiple bill single tariff method, as described in the MECAB document. Each Party will render a bill to the IXC in accordance with its own tariff for that portion of the service it provides. Each Party will bill its own network access service rates to the IXC. The residual interconnection charge
(RIC), if any, will be billed by the Party providing the End Office function.

                  5.6.7 Meet-Point Billing shall also apply to all jointly provided MOU traffic bearing the 900, 800, and 888 NPAs or any other non-geographic NPAs which may likewise be designated for such traffic in the future where the responsible party is an IXC. When SWBT performs 800 database queries, SWBT will charge the provider of the Signaling Service Point for the database query in accordance with standard industry practices.

                  5.6.8 Each Party shall coordinate and exchange the billing account reference ("BAR") and billing account cross reference ("BACR") numbers for the Meet Point Billing service. Each Party shall notify the other if the level of billing or other BAR/BACR elements change, resulting in a new BAR/BACR number.

                  5.6.9 Each Party will provide the other with the Exchange Access detailed usage data within thirty (30) days of the end of the billing period. SWBT will perform assembly and editing, messages processing and provision of Access Usage Records in accordance with

                                               GENERAL TERMS AND CONDITIONS - KS
                                                                   PAGE 20 OF 50
                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
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Appendix Recording, attached hereto and incorporated by reference. Each Party will provide to the other the Exchange Access summary usage data within ten (10) working days after the date that a bill is rendered to the IXC by the initial Party. To the extent CLEC provides SWBT with Access Usage Records, SWBT will compensate CLEC on the same terms as CLEC compensates SWBT per Appendix Recording. SWBT acknowledges that currently there is no charge for Summary Usage Data Records but that such a charge may be appropriate. At CLEC's request, SWBT will negotiate a mutual and reciprocal charge for provision of Summary Usage Data Records.

                  5.6.10 Errors may be discovered by CLEC, the IXC or SWBT. Both SWBT and CLEC agree to provide the other Party with notification of any discovered errors within two (2) business days of the discovery.

                  5.6.11 In the event of a loss of data, both Parties shall cooperate to reconstruct the lost data within sixty (60) days of notification and if such reconstruction is not possible, shall accept a reasonable estimate of the lost data, based upon no more than three (3) to twelve (12) months of prior usage data, if available.

         5.7 BILLING ARRANGEMENTS FOR COMPENSATION FOR TERMINATION OF INTRALATA, LOCAL, TRANSIT, AND OPTIONAL CALLING AREA TRAFFIC

                  5.7.1 Other than for traffic described in sub-section 5.6 above, each Party shall deliver monthly settlement statements for terminating the other Party's traffic based on the following:

                        5.7.1.1 Each Party shall, unless otherwise agreed, adhere to the detailed technical descriptions and requirements for the recording, record exchange, and billing of traffic using the guidelines as set forth in the Technical Exhibit Settlement Procedures (TESP), previously provided by SWBT to CLEC. Reference to this technical publication is included in Appendix TP.

                        (a) Where CLEC has direct/high usage trunks to a SWBT end office with overflow trunking through a SWBT tandem, billing for the Tandem Traffic will be calculated as follows:

                              Total Originating MOUs Recorded By CLEC
                              Less Direct End Office Terminating MOUs Recorded By SWBT
                              Equals Total MOUs To Be Compensated As Tandem Traffic

                        (b) Where CLEC has direct/high usage trunks to a third party with overflow trunking through a SWBT tandem, CLEC must differentiate the originating MOU records for the Parties to ascertain how many MOUs should be compensated as Transit Traffic.
                              If CLEC is unable to so differentiate the originating

                                               GENERAL TERMS AND CONDITIONS - KS
                                                                   PAGE 21 OF 50
                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
                                                                          100198



                              MOU records, the Parties shall mutually agree upon a surrogate method for calculating Transit Traffic charges owed to SWBT.

                      5.7.1.2 On a monthly basis, each Party will record its originating MOU including identification of the originating and terminating NXX for all intercompany calls.

                      5.7.1.3 Each Party will transmit the summarized originating MOU from Section 5.7.1.1 above to the transiting and/or terminating Party for subsequent monthly intercompany settlement billing.

                      5.7.1.4 Bills rendered by either Party will be paid within thirty (30) days of receipt subject to subsequent audit verification.

                      5.7.1.5 MOUs for the rates contained herein will be measured in seconds by call type, and accumulated each billing period into one
(1) minute increments for billing purposes in accordance with industry rounding standards.

                      5.7.1.6 Each Party will multiply the tandem routed and end office routed terminating MOUs by the appropriate rate contained in this Section to determine the total monthly billing to each Party.

         5.8 COMPENSATION FOR "PORTING" OPTIONAL CALLING AREA NUMBERS

         In those instances where an Optional Calling Area telephone number is ported, CLEC will compensate SWBT $12.20 monthly, per ported number.

6.0      TRANSMISSION AND ROUTING OF EXCHANGE ACCESS TRAFFIC PURSUANT TO
         251(c)(2)

         6.1 SCOPE OF TRAFFIC

         Section 6.0 prescribes parameters for certain trunk groups ("Access Toll Connecting Trunks") to be established over the Interconnections specified in Section 4.0 above, for the transmission and routing of Exchange Access traffic between CLEC Telephone Exchange Service end users and IXCs via a SWBT access tandem.

         6.2      TRUNK GROUP ARCHITECTURE AND TRAFFIC ROUTING

                  6.2.1 The Parties shall jointly establish Access Toll Connecting Trunks as described in Appendix ITR, by which will jointly provide tandem-transported Switched Exchange Access Services to IXCs to enable CLEC's end users to originate and terminate traffic to/from such IXCs.

                                              GENERAL TERMS AND CONDITIONS - KS
                                                                   PAGE 22 OF 50
                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
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                  6.2.2 Access Toll Connecting Trunks shall be used solely for the transmission and routing of Switched Exchange Access to allow CLEC end users to originate and terminate traffic to/from any IXCs which is connected to a SWBT Access Tandem. In addition, the trunks shall be used to allow CLEC's end users to connect to, or be connected to, the 800 Services of any Telecommunications Carrier connected to the SWBT Access Tandem.

7.0      TRANSPORT AND TERMINATION OF OTHER TYPES OF TRAFFIC

         7.1      INFORMATION SERVICES TRAFFIC

                  7.1.1 At such time as the Parties agree to route intraLATA Information Services Traffic to one another, they shall agree to exchange rating and billing information to effectively allow the Parties to bill their end users and to charge reciprocal rates.

         7.2      LINE STATUS VERIFICATION (LSV)/BUSY LINE INTERRUPT (BLI)
                  TRAFFIC

                  7.2.1 Each Party's operator bureau shall accept LSV and BLI inquiries from the operator bureau of the other Party in order to allow transparent provision of LSV/BLI Traffic between the Parties' networks. Only one LSV attempt will be made per end user operator bureau call, and the applicable charge shall apply whether or not the line is busy at the time of verification or if the called party agrees to release the line. Only one BLI attempt will be made per end user operator telephone call, and the applicable charge shall apply whether or not the line is in use at the to time of interrupt or the called party releases the line.

                  7.2.2 Each Party shall route LSV/BLI Traffic inquiries between the Parties' respective operator bureaus over trunks described in Appendix ITR.

         7.3      WIRELESS TRAFFIC

                  7.3.1 Appendix Wireless, attached hereto and incorporated by reference sets forth the terms and conditions under which the Parties will distribute revenue from their joint provision of Wireless Interconnection Service for mobile to landline traffic terminating through the Parties' respective wireline switching networks within a LATA. If one Party enters into an interconnection agreement with a CMRS provider, Appendix Wireless shall no longer be applicable between the Parties with respect to such CMRS providers, and the other Party shall be obligated to enter into an agreement with such CMRS provider for the termination of wireless to landline traffic.

                  7.3.2 CLEC shall pay the Local Transit Traffic rate to SWBT for calls that originate on CLEC's network and are sent to SWBT for termination to a CMRS Provider as long as such Traffic can be identified as wireless traffic. SWBT shall pay the Local Transit Traffic rate to CLEC for such calls that originate on SWBT's network are sent through CLEC for termination on a CMRS Provider's network. Each Party shall be responsible for interconnection agreements with CMRS providers for terminating compensation regarding traffic originating on

                                              GENERAL TERMS AND CONDITIONS - KS
                                                                   PAGE 23 OF 50
                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
                                                                          100198



the Party's network and terminating on the CMRS provider's network. The originating Party agrees to indemnify the transiting Party for any claims of compensation that may be made by the CMRS provider against the transiting Party regarding compensation for such traffic.

                  7.3.3 When traffic is originated by either Party to a CMRS Provider, and the traffic cannot be specifically identified as wireless traffic for purposes of compensation between SWBT and CLEC, the traffic will be rated either as Local, Optional or Access and the appropriate compensation rate shall be paid by the originating Party to the transiting Party.

8.0      SIGNALING

         8.1 The SWBT signaling publications that describe the practices, procedures and specifications generally utilized by SWBT for signaling purposes and are listed in Appendix TP which is attached hereto and incorporated herein. A copy of these publications have been provided to CLEC.

         8.2 The Parties will cooperate on the exchange of Transactional Capabilities Application Part (TCAP) messages to facilitate interoperability of CCS-based features between their respective networks, including all CLASS features and functions, to the extent each Party offers such features and functions to its end users. All CCS signaling parameters will be provided including, without limitation, calling party number (CPN), originating line information (OLI), calling party category and charge number.

9.0      NUMBERING

         9.1 Nothing in this Agreement shall be construed to limit or otherwise adversely impact in any manner either Party's right to employ or to request and be assigned any North American Numbering Plan (NANP) number resources including, but not limited to, central office (NXX) codes pursuant to the Central Office Code Assignment Guidelines(1), or to establish, by tariff or otherwise, Exchanges and Rating Points corresponding to such NXX codes. Each Party is responsible for administering the NXX codes it is assigned.

         9.2 At a minimum, in those Metropolitan Exchange Areas where CLEC intends to provide local exchange service, CLEC shall obtain a separate NXX code for each SWBT rate center which is required to ensure compliance with the industry-approved Central Office Code (NXX) Assignment Guidelines (April 1997) and the FCC's Second Report & Order in CC Docket 95-116, released August 18, 1997 (Local Number Portability). This will enable CLEC and SWBT to identify the jurisdictional nature of traffic for intercompany compensation until such time as both Parties have implemented billing and routing capabilities to determine traffic jurisdiction on a basis other than NXX codes.

-----------------
(1) Last published by the Industry Numbering Committee ("INC") as INC 95-0407-008, Revision 4/7/95 former ICCF 93-0729-010.

                                              GENERAL TERMS AND CONDITIONS - KS
                                                                   PAGE 24 OF 50
                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
                                                                          100198



         9.3 Each Party agrees to make available to the other, up-to-date listings of its own assigned NPA-NXX codes, along with associated Rating Points and Exchanges.

         9.4 To the extent SWBT serves as Central Office Code Administrator for a given region, SWBT commits to treat CLEC requests for assignment of central office code(s) in a neutral and nondiscriminatory manner, consistent with regulatory requirements, and (NXX) Central Office Code Assignment Guidelines.

         9.5 Each Party is responsible to program and update its own switches and network systems to recognize and route traffic to the other Party's assigned NXX codes at all times. Neither Party shall impose fees or charges on the other Party for such required programming and updating activities.

         9.6 Each Party is responsible to input required data into the Routing Data Base Systems (RDBS) and into the Bellcore Rating Administrative Data Systems (BRADS) or other appropriate system(s) necessary to update the Local Exchange Routing Guide (LERG), unless negotiated otherwise.

         9.7 Upon the request of CLEC, SWBT shall perform LERG input for CLEC. CLEC agrees to pay SWBT the sum of $110 per NXX in exchange for SWBT's input of required data necessary to update the Local Exchange Routing Guide (LERG) on CLEC's behalf. SWBT shall not be liable for any losses or damages arising out of errors, defects, or failures associated with the input of CLEC's data into the LERG, except for gross negligence or willful misconduct.

         9.8 Neither Party is responsible for notifying the other Parties' end users of any changes in dialing arrangements, including those due to NPA exhaust, unless otherwise ordered by the Commission, the FCC, or a court.

         9.9 NXX MIGRATION. Where either Party has activated an entire NXX for a single end user, or activated more than half of an NXX for a single end user with the remaining numbers in that NXX either reserved for future use or otherwise unused, if such end user chooses to receive service from the other Party, the first Party shall cooperate with the second Party to have the entire NXX reassigned in the LERG (and associated industry databases, routing tables, etc.) to an End Office operated by the second Party. Such transfer will require development of a transition process to minimize impact on the Network and on the end user(s)' service and will be subject to appropriate industry lead times (currently forty-five (45) days) for movements of NXXs from one switch to another. The Party to whom the NXX is migrated will pay NXX migration charges of $10,000 per NXX to the Party formerly assigned the NXX.


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                                              GENERAL TERMS AND CONDITIONS - KS
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                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
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10.0     RESALE -- SECTIONS 251(b)(1); 251(c)(4); 252(d)(3); AND
         271(c)(2)(B)(xiv);

         10.1  AVAILABILITY OF SWBT RETAIL TELECOMMUNICATIONS SERVICES FOR
               RESALE

         SWBT shall offer to CLEC for resale at wholesale rates its Telecommunications Services, as described in Section 251(c)(4) of the Act, pursuant to the terms and conditions of Appendix Resale attached hereto and incorporated herein by this reference.

         10.2  AVAILABILITY OF CLEC RETAIL TELECOMMUNICATION SERVICES FOR RESALE

         CLEC shall make available its Telecommunications Services for resale at wholesale rates to SWBT in accordance with Section 251(b)(1) of the Act.

11.0     UNBUNDLED NETWORK ELEMENTS -- SECTIONS 251(c)(3), 271(c)(2)(B)
         (ii),(iv),(v),(vi),(x)

         Pursuant to Appendix UNE, which is attached hereto and made a part hereof, SWBT will provide the CLEC access to unbundled network elements for the provision of a telecommunication service as required by Sections 251 and 252 of the Act and in compliance with those portions of the FCC's First Report and Order in CC Docket No. 96-98 that are in effect, subject to any modifications on reconsideration, stay or appeal, under the terms and conditions described herein and in the attachments hereto. The CLEC agrees to provide access to network elements to SWBT under the same terms, conditions and prices contained herein.

12.0     NOTICE OF CHANGES -- SECTION 251(c)(5)

         Nothing in this Agreement shall limit either Party's ability to upgrade its network through the incorporation of new equipment, new software or otherwise. If a Party makes a change in its network which it believes will materially affect the interoperability of its network with the other Party, the Party making the change shall provide at least ninety (90) days advance written notice of such change to the other Party. The Party upgrading its network shall be solely responsible for the cost and effort of accommodating such changes in its own network. Notwithstanding the foregoing, if either Party establishes additional tandems in an exchange area in which the other Party offers local exchange service, that Party will provide the other Party with not less than one-hundred eighty (180) days' advance notification of same, and with greater notification when practicable. In addition, SWBT may elect to conduct central office switch conversions for the improvement of its network. During such conversions, CLEC orders for interconnection trunks and unbundled network elements from that switch shall be suspended for a period of three days prior and one day after the conversion date consistent with the suspension SWBT places on itself for orders from its customers. SWBT shall notify the CLEC of the planned conversion in advance via an assessible letter.

         Both Parties agree to coordinate interconnection matters consistent with the requirements of the Americans with Disabilities Act (42 U.S.C. 12101) and with Sections 255 and 256 of the

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                                              GENERAL TERMS AND CONDITIONS - KS
                                                                   PAGE 26 OF 50
                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
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Act. In addition, the Parties will comply with the Network Disclosure rules adopted by the FCC in CC Docket No. 96-98, Second Report and Order, as may be amended from time to time.

13.0     COLLOCATION -- SECTION 251(c)(6)

         13.1 SWBT shall provide to CLEC Physical Collocation space necessary for Interconnection (pursuant to Section 4.0 of this Agreement) or access to Network Elements on an unbundled basis except that SWBT may provide for Virtual Collocation if SWBT demonstrates that Physical Collocation is not practical for technical reasons or because of space limitations, as provided in Section 251(c)(6) of the Act. SWBT shall provide such Collocation for the purpose of Interconnection or access to Network Elements on an unbundled basis, except as otherwise mutually agreed to in writing by the Parties or as required by the FCC or the appropriate Commission, subject to applicable federal and state tariffs.

         13.2 Except as otherwise ordered by the Commission or the FCC, or as mutually agreed to by CLEC and SWBT, Physical Collocation shall be available at a Central Office Switch location classified as an end office location, a serving wire center, a tandem office location, or a remote node that serves as a rating point for special access or switched access transport.

14.0     NUMBER PORTABILITY -- SECTIONS 251(b)(2) and 271(c)(2)(B)(xi)

         The Parties shall provide to each other Interim Number Portability
(INP) and Permanent Number Portability (PNP) on a reciprocal basis. Pursuant to the provisions in the Act and FCC First Report and Order, and in accordance with the terms and conditions outlined in Appendix PORT, which is attached hereto and incorporated herein, SWBT will provide CLEC Interim Number Portability through Remote Call Forwarding and Direct Inward Dialing technology.

15.0     DIALING PARITY -- SECTION 251(b)(3); 271(c)(2)(B)(xii); AND 27l(e)(2)

         15.1 The Parties shall provide Local Dialing Parity to each other as required under Section 251(b)(3) of the Act.

         15.2 SWBT shall provide IntraLATA Dialing Parity in accordance with
Section 271(e)(2) of the Act.

16.0     ACCESS TO RIGHTS-OF-WAY -- SECTION 251(b)(4) AND 271(c)(2)(B)(iii)

         Each Party shall provide the other Party access to its poles, ducts, rights-of-way and conduits it owns or controls in accordance with Section 224 of the Act on terms, conditions and prices comparable to those offered to any other entity pursuant to each Party's applicable tariffs and/or standard agreements.



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                                              GENERAL TERMS AND CONDITIONS - KS
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                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
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17.0     DATABASE ACCESS -- SECTION  271(c)(2)(B)(x)

         In accordance with Section 271(c)(2)(B)(x) of the Act, SWBT shall provide CLEC with nondiscriminatory access to databases and associated signaling necessary for call routing and completion. When requesting access to databases not otherwise provided for in this Agreement, or appropriate interfaces, regardless of whether they constitute Unbundled Network Elements, CLEC will use the Network Element Bona Fide Request process. This process is defined in Appendix UNE, which is attached hereto and incorporated herein by reference.

18.0     INTERCEPT REFERRAL ANNOUNCEMENTS

         The Party formerly providing service to an end user shall provide a Basic Referral announcement, reciprocally and free of charge on the abandoned telephone number. The announcement states that the called number has been disconnected or changed and provides the end user's new telephone number to the extent that it is listed.

         (a) Basic Intercept Referral Announcements are to be provided on residential numbers for a minimum of thirty (30) days where facilities exist and the threat of telephone number exhaustion is not imminent.

         (b) Basic Intercept Referral Announcements for a single line business end user and the primary listed telephone number for DID and "Centrex-type" end users, shall be available for a minimum of thirty (30) days or the life of the White Pages directory, whichever is greater. If the threat of telephone number exhaustion becomes imminent for a particular Central Office, the service provider may reissue a disconnected number prior to the expiration of the directory, but no earlier than thirty (30) days after the disconnection of the business telephone number.

19.0     COORDINATED REPAIR CALLS

         To avoid and minimize the potential for end user confusion, each Party shall inform their respective end users of their respective repair bureau telephone number(s) to access such bureaus. In the event that either Party receives a misdirected repair call, the Parties agree to employ the following procedures for handling such calls:

         (a) To the extent the correct provider can be determined, misdirected repair calls will be referred to the proper provider of local exchange service in a courteous manner, at no charge, and the end user will be provided the correct contact telephone number.

         (b) In responding to repair calls, neither Party shall make disparaging remarks about the other, nor shall they use these repair calls as the basis for internal referrals or


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                                              GENERAL TERMS AND CONDITIONS - KS
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                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
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              to solicit customers or to market services, nor shall they initiate extraneous communications beyond the direct referral to the correct repair telephone number.

20.0     OTHER SERVICES 271(c)(B)(2)(vii) AND 271(c)(2)(B)(viii)

         20.1 WHITE PAGES. In accordance with Section 271(c)(2)(B)(viii) of the Act, SWBT will make nondiscriminatory access to White Pages service available under the terms and conditions of Appendix WP, attached hereto and incorporated by reference.

         20.2 CALLING NAME INFORMATION. The Parties shall provide, on mutually agreeable and reciprocal terms, each other with access to Calling Name information of their respective end users whenever one Party initiates a query from a Signaling System Point for such information associated with a call terminating to an end user who subscribes to a calling name service. SWBT will provide Calling Name Information in accordance with and under the terms and conditions of Appendix CNAM, attached hereto and incorporated by reference.

         20.3 BILLING/COLLECTING/REMITTING. The Parties will jointly agree to terms and conditions for Billing, Collecting and Remitting for alternated billed local message as described in Appendix BCR, attached hereto and incorporated by reference.

         20.4 911 AND E911 SERVICES. Pursuant to Section 271(c)(2)(B)(vii) of the Act, SWBT will make nondiscriminatory access to 911 and E911 services available under the terms and conditions of Appendix 911, attached hereto and incorporated by reference.

         20.5 DIRECTORY ASSISTANCE (DA). Pursuant to Section
271(c)(2)(B)(vii)(II) of the Act, SWBT will provide nondiscriminatory access to DA services under the terms and conditions identified in Appendix DA, attached hereto and incorporated by reference.

         20.6 DIRECT ACCESS (DIRECT). Pursuant to Section 271(c)(2)(B)(ii) of the Act, SWBT will provide nondiscriminatory access to subscriber listing information contained in SWBT's Directory Assistance database under the terms and conditions identified in Appendix DIRECT, attached hereto and incorporated by reference.

         20.7 OPERATOR SERVICES. Pursuant to Section 271(c)(2)(B)(vii)(III) of the Act, SWBT shall provide nondiscriminatory access to Operator Services under the terms and conditions identified in Appendix OS, attached hereto and incorporated by reference.

         20.8 CLEARINGHOUSE SERVICES. To the extent requested by CLEC, SWBT shall provide for the tracking of message revenues from certain messages to facilitate the transfer of revenues between the billing company and the earning company through the Clearinghouse Services provided by SWBT pursuant to the terms and conditions in Appendix CH, attached hereto and incorporated by reference.

                                              GENERAL TERMS AND CONDITIONS - KS
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                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
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         20.9 HOSTING. At CLEC's request, SWBT shall perform hosting responsibilities for the provision of billable message data and/or access usage data received from CLEC for distribution to the appropriate billing and/or processing location or for delivery to CLEC of such data via SWBT's internal network or the nationwide CMDS network pursuant to Appendix HOST, attached hereto and incorporated by reference

         20.10 SIGNALING SYSTEM 7 INTERCONNECTION. At CLEC's request, SWBT shall perform SS7 interconnection services for CLEC pursuant to Appendix SS7, attached hereto and incorporated by reference.

21.0     GENERAL RESPONSIBILITIES OF THE PARTIES

         21.1 IMPLEMENTATION SCHEDULE. Upon approval by the SCC, the Parties shall convene an Implementation Team and meet to develop an Implementation Plan whose purpose is to take all steps necessary to allow the Parties to exchange traffic as soon as possible consistent with the Parties' business plans.

         21.2 SWBT and CLEC shall each use their best efforts to meet the Interconnection Activation Dates.

         21.3 Each Party is individually responsible to provide facilities within its network that are necessary for routing, transporting, measuring, and billing traffic from the other Party's network and for delivering such traffic to the other Party's network in the standard format compatible with SWBT's network as referenced in Bellcore's BOC Notes on LEC Networks Practice No. SR-TSV-002275, and to terminate the traffic it receives in that standard format to the proper address on its network. The Parties are each solely responsible for participation in and compliance with national network plans, including the National Network Security Plan and the Emergency Preparedness Plan.

         21.4 Neither Party shall use any service related to or use any of the services or elements provided in this Agreement in any manner that interferes with other persons in the use of their service, prevents other persons from using their service, or otherwise impairs the quality of service to other carriers or to either Party's end users, and either Party may discontinue or refuse service, but only for so long as the other Party is violating this provision. Upon such violation, either Party shall provide the other Party notice of the violation at the earliest practicable time. The Party receiving notice of such violation may invoke the Dispute Resolution procedures of this Agreement and service shall not be interrupted until the Dispute Resolution procedures are completed, provided however, that in the event the Party giving notice of the violation reasonably believes the alleged violation of this provision is causing imminent network harm or significantly interfering with the Party's ability to serve its customers, the Party may discontinue or refuse to provide service as provided for in this provision but either Party may thereafter invoke the Dispute Resolution procedures.



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         21.5 Each Party is solely responsible for the services it provides to its end users and to other Telecommunications Carriers.

         21.6 The Parties shall work cooperatively to minimize fraud associated with third-number billed calls, calling card calls, and any other services related to this Agreement.

         21.7 At all times during the term of this Agreement, each Party shall keep and maintain in force at each Party's expense all insurance required by law (e.g. workers' compensation insurance) as well as general liability insurance for personal injury or death to any one person, property damage resulting from any one incident, automobile liability with coverage for bodily injury for property damage. Upon request from the other Party, each Party shall provide to the other Party evidence of such insurance (which may be provided through a program of self insurance).

         21.8 Intentionally left blank.

         21.9 Unless otherwise stated, each Party will render a monthly bill to the other for service(s) provided hereunder. Remittance in full will be due within thirty (30) days of that billing date. Interest shall apply on overdue amounts (other than disputed amounts which are subject to Section 30.12) at the rate specified in Section 30.12, unless otherwise specified in an applicable tariff. Each Party reserves the right to net delinquent amounts against amounts otherwise due the other.

         21.10 SWBT is participating with the industry to develop standardized methods through the OBF and shall implement ordering and billing formats/processes consistent with industry guidelines as capabilities are deployed. Where such guidelines are not available or SWBT decides not to fully utilize industry guidelines, SWBT will provide CLEC with information on its ordering and billing format/process and requirements at the earliest practicable time.

         21.11 Each Party represents that it shall not send Local Traffic to the other Party that is destined for the network of a third party unless and until such Party has the authority to exchange traffic with the third party; provided, however, if such traffic is passed without a third party agreement, the CLEC will hold SWBT harmless/indemnify/defend or impose a penalty so that SWBT has protection against third party claims including recovery of attorney fees.

         21.12 Unless otherwise agreed, if the designated Party fails to file the jointly signed agreement with the Commission within thirty (30) days of both Parties signatures, then the signed agreement is null and no longer valid. If the contract becomes null, either Party can initiate negotiations to a new agreement.

                                              GENERAL TERMS AND CONDITIONS - KS
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                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
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22.0     EFFECTIVE DATE, TERM, AND TERMINATION

         22.1 This Agreement shall be effective ten (10) days after approval by the Kansas Commission when it has determined that the Agreement complies with Sections 251 and 252 of the Act ("Effective Date").

         22.2 The initial term of this Agreement shall be one (1) year (the "Term") which shall commence on the Date of Execution. Absent the receipt by one Party of written notice from the other Party at least sixty (60) days prior to the expiration of the Term to the effect that such Party does not intend to extend the Term of this Agreement, this Agreement shall automatically renew and remain in full force and effect on and after the expiration of the Term until terminated by either Party pursuant to Section 22.3, below.

         22.3 Either Party may terminate this Agreement in the event that the other Party fails to perform a material obligation that disrupts the operation of either Party's network and/or end user service and fails to cure such material nonperformance within forty-five (45) days after written notice thereof. The Party receiving notice of such violation may invoke the Dispute Resolution procedures of this Agreement and such forty-five (45) day period shall not begin to run until the Dispute Resolution procedures are completed, provided however, that in the event the Party giving notice of the violation reasonably believes the alleged violation of the Agreement is causing imminent network harm or significantly interfering with the Party's ability to serve its customers, the Party may discontinue or refuse to provide service as provided for in Section 21.4 but either Party may thereafter invoke the Dispute Resolution procedures.

         22.4 If pursuant to Section 22.2, above, this Agreement continues in full force and effect after the expiration of the Term, either Party may terminate this Agreement ninety (90) days after delivering written notice to the other Party of its intention to terminate this Agreement, subject to Section 22.5, below. Neither Party shall have any liability to the other Party for termination of this Agreement pursuant to this Section 22.4 other than its obligations under Section 22.5, below.

         22.5 Upon termination or expiration of this Agreement in accordance with this Section 22.0, above:

              (a) each Party shall comply immediately with its obligations set forth in Section 30.6.2, below; and

              (b) each Party shall promptly pay all amounts (including any late payment charges) owed under this Agreement; and

              (c)   each Party 's indemnification obligations shall survive.


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                                              GENERAL TERMS AND CONDITIONS - KS
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         22.6 In the event the Agreement would otherwise terminate (other than by being superseded by a new agreement between the Parties), CLEC may elect to continue to operate under the terms and conditions of the Agreement (or upon such other terms and conditions as the Parties may agree) during a holdover period as herein described ("Holdover Period") provided CLEC complies with the steps detailed herein. Within ten (10) days of receiving notice of termination from SWBT, CLEC shall send a request for negotiations for a new agreement under Sections 251 and 252 of the Communications Act. CLEC may then operate under the terms of this Agreement until the Parties reach agreement or have completed the processes provided for in Section 252 of the Communications Act provided that if the Parties have not reached agreement, CLEC must seek arbitration at the earliest time permitted under Section 252. In any event, SWBT may not terminate this Agreement while any agreement between the Parties that would supersede this Agreement is pending approval at the Commission.

         22.7 No remedy set forth in this Agreement is intended to be exclusive and each and every remedy shall be cumulative and in addition to any other rights or remedies now or hereafter existing under applicable law or otherwise.

23.0     DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

         EXCEPT AS EXPRESSLY PROVIDED UNDER THIS AGREEMENT, NO PARTY MAKES OR RECEIVES ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES, FUNCTIONS AND PRODUCTS IT PROVIDES UNDER OR CONTEMPLATED BY THIS AGREEMENT AND THE PARTIES DISCLAIM THE IMPLIED WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE. ADDITIONALLY, NEITHER SWBT NOR CLEC ASSUMES RESPONSIBILITY WITH REGARD TO THE CORRECTNESS OF DATA OR INFORMATION SUPPLIED BY THE OTHER WHEN THIS DATA OR INFORMATION IS ACCESSED AND USED BY A THIRD PARTY.

24.0     CHANGES IN END USER LOCAL EXCHANGE SERVICE PROVIDER  SELECTION

         Each Party will abide by applicable state or federal laws and regulations in obtaining end user authorization prior to changing end user's Competitive Local Exchange Carrier to itself and in assuming responsibility for any applicable charges as specified in Section 258 (b) of the Telecommunications Act of 1996. CLEC shall make authorization available to SWBT upon request and at no charge. Only an end user can initiate a challenge to a change in its local exchange service provider. If an end user notifies SWBT or CLEC that the end user requests local exchange service, the Party receiving such request shall be free to immediately provide service to such end user, except in those instances where the end user's account is local PIC protected. It is the responsibility of the end user to provide express authorization to the current provider or record to remove local service provider protection before any changes in local exchange service provider are processed.

                                              GENERAL TERMS AND CONDITIONS - KS
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                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
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          When an end user changes or withdraws authorization, each Party shall release customer-specific facilities in accordance with the end user's direction or the end user's authorized agent. Further, when an end user abandons the premise, SWBT is free to reclaim the unbundled network element facilities for use by another customer and is free to issue service orders required to reclaim such facilities.

25.0     SEVERABILITY

         25.1 The Parties negotiated the services, arrangements, Interconnection, terms and conditions of this Agreement by the Parties as a total arrangement and are intended to be nonseverable, subject only to Section
30.16 of this Agreement.

         25.2 In the event the Commission, the FCC, or a court rejects any portion or determines that any provision of this Agreement is contrary to law, or is invalid or unenforceable for any reason, the Parties shall continue to be bound by the terms of this Agreement, insofar as possible, except for the portion rejected or determined to be unlawful, invalid, or unenforceable. In such event, the Parties shall negotiate in good faith to replace the rejected, unlawful, invalid, or unenforceable provision and shall not discontinue service to the other party during such period if to do so would disrupt existing service being provided to an end user. Nothing in this Agreement shall be construed as requiring or permitting either Party to contravene any mandatory requirement of federal or state law, or any regulations or orders adopted pursuant to such law.

26.0     INTELLECTUAL PROPERTY

         CLEC is responsible for obtaining any license or right to use agreement associated with a Unbundled Network Element purchased from SWBT. SWBT will provide a list of all known and necessary licenses or right to use agreements applicable to the subject Network Element(s) within seven days of a request for such a list by CLEC. SWBT agrees to use its best efforts to facilitate the obtaining of any necessary license or right to use agreement. SWBT makes no warranties, express or implied, concerning CLEC's (or any third party's) rights with respect to intellectual property (including with limitation, patent, copyright, and trade secret rights) or contract rights associated with CLEC's rights to interconnect with SWBT's network and to Unbundled Network Elements.

27.0     INDEMNIFICATION

         27.1 Except as otherwise provided herein or in specific appendices, each Party shall be responsible only for service(s) and facility(ies) which are provided by that Party, its authorized agents, subcontractors, or others retained by such parties, and neither Party shall bear any responsibility for the service(s) and facility(ies) provided by the other Party, its agents, subcontractors, or others retained by such parties.

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         27.2 Except as otherwise provided herein or in specific appendices, and to the extent not prohibited by law and not otherwise controlled by tariff, each Party (the "Indemnifying Party") shall defend and indemnify the other Party (the "Indemnified Party") and hold such Indemnified Party harmless against any Loss to a third party arising out of the negligence or willful misconduct by such Indemnifying Party, its agents, its end user, contractors, or others retained by such parties, in connection with the provision of services or functions under this Agreement.

         27.3 In the case of any Loss alleged or made by an end user of either Party, the Party whose end user alleged or made such Loss (Indemnifying Party) shall defend and indemnify the other Party (Indemnified Party) against any and all such claims or Loss by its end users regardless of whether the underlying service was provided or unbundled element was provisioned by the Indemnified Party, unless the Loss was caused by the gross negligence or intentional misconduct of the other (Indemnified) Party.

         27.4 CLEC agrees to indemnify, defend and hold harmless SWBT from any Loss arising out of SWBT's provision of 911 services or out of CLEC's end users' use of the 911 service, whether suffered, made, instituted, or asserted by CLEC or its end users, including for any personal injury or death of any person or persons, except for Loss which is the direct result of SWBT's own negligence or willful misconduct.

         27.5 SWBT shall not be liable for damages to an end user's premises resulting from the furnishing of unbundled elements, including the installation and removal of equipment and associated wiring, unless the damage is caused by SWBT's negligence or willful misconduct. SWBT does not guarantee or make any warranty with respect to unbundled elements when used in an explosive atmosphere.

         27.6 Each Party shall be indemnified, defended and held harmless by the other Party against any Loss arising from a Party's use of services or elements provided under this Agreement involving: tort claims, including claims for libel, slander, invasion of privacy, or infringement of copyright arising from a Party's own communications. This includes, but is not limited to, suits arising from disclosure of any customer-specific information associated with either the originating or terminating numbers used to provision unbundled elements provided hereunder or all other claims arising out of any act or omission of the end user in the course of using services or functions provided pursuant to this Agreement.

         27.7 The Indemnifying Party agrees to defend any suit brought against the Indemnified Party for any Loss identified in this Section or specific appendices. The Indemnified Party agrees to notify the Indemnifying Party promptly in writing of any written claims, lawsuits or demands for which the Indemnifying Party may be responsible under this Agreement. The Indemnified Party shall cooperate in every reasonable way to facilitate defense or settlement. The Indemnifying Party shall have the right to control and conduct the defense and settlement of any action or claim subject to the consultation of the Indemnified Party. The Indemnifying Party

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                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
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shall not be responsible for any settlement unless the Indemnifying Party approved such settlement in advance and agrees to be bound by the settlement agreement.

         27.8 CLEC acknowledges that its right under this contract to interconnect with SWBT's network and to unbundle and/or combine SWBT's network elements (including combining with the CLEC's network elements) may be subject to or limited by intellectual property (including, without limitation, patent, copyright, and trade secret rights) and contract rights of third parties. It is the sole obligation of CLEC to obtain any consents, authorizations, or licenses under intellectual property or proprietary rights held by third parties that may be necessary for its use of SWBT network facilities under this Agreement. SWBT hereby conveys no licenses to use such intellectual property rights and makes no warranties, express or implied, concerning CLEC's (or any third party's) rights with respect to such intellectual property and contract rights, including, without limitation, whether such rights will be violated by such interconnection or unbundling and/or combining or elements (including combining with the CLEC's network elements) in SWBT's network. SWBT does not and shall not indemnify or defend, nor be responsible for indemnifying or defending, CLEC for any liability losses, claims, costs, damages, demand, penalties, or other expenses arising out of, caused by, or relating to CLEC's interconnection with SWBT's network and unbundling and/or combining SWBT's network elements (including combining with CLEC's network elements).

         27.9 CLEC agrees to indemnify and hold SWBT harmless from and against all liability, losses, claims, costs, damages, demand, penalties, or other expenses, including but not limited to costs of litigation and reasonable attorneys fees, arising out of, caused by, or relating to any real or potential claim, demand, or action that CLEC's interconnection with SWBT's network, or CLEC's use of services or functions offered hereunder, or unbundling and/or combining of SWBT's network elements (including combining with CLEC's network elements) violates or infringes upon any intellectual property rights of any third party or constitutes a breach of contract. CLEC shall notify SWBT in writing within ten (10) days after CLEC receives notification of any claim or suit subject to this provision. CLEC shall undertake and control the defense and settlement of any such claim or suit and CLEC shall cooperate fully with SWBT in connection herewith. In no event shall SWBT be liable for any consequential damages or loss of profits which CLEC may suffer arising out of same.

         27.10 CLEC shall reimburse SWBT for damages to SWBT facilities utilized to provide unbundled elements hereunder caused by the negligence or willful act of the CLEC or resulting from CLEC's improper use of SWBT facilities, or due to malfunction of any facilities or equipment provided by other than SWBT. Nothing in the foregoing provision shall be interpreted to hold one CLEC liable for another Competitive Local Exchange Carrier or end user's actions. Upon reimbursement for damages, SWBT will cooperate with CLEC in prosecuting a claim against the person causing such damage. CLEC shall be subrogated to the right of recovery by SWBT for the damages to the extent of such payment.


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28.0     LIMITATION OF LIABILITY

         28.1 Except for indemnity obligations under this Agreement, grossly negligent or willful misconduct, or except as otherwise provided in specific appendices, each Party's liability to the other Party for any Loss relating to or arising out of any negligent act or omission in its performance under this Agreement, whether in contract or tort, shall not exceed in total the amount SWBT or CLEC has to or would have charged the other Party for the affected service(s) or function(s) which were not performed or were otherwise improperly performed.

         28.2 Except for Losses alleged or made by an end user of either Party, or except as otherwise provided in specific appendices, in the case of any Loss alleged or made by a third party arising under the negligence or willful misconduct of both Parties, each Party shall bear, and its obligation under this section shall be limited to, that portion (as mutually agreed to by the Parties) of the resulting expense caused by its own negligence or willful misconduct or that of its agents, servants, contractors, or others acting in aid or concert with it.

         28.3 In no event shall either Party have any liability whatsoever to the other Party for any indirect, special, consequential, incidental, or punitive damages, including but not limited to, loss of anticipated profits or revenue or other economic loss in connection with or arising from anything said, omitted, or done hereunder (collectively, "Consequential Damages"), even if the other Party has been advised of the possibility of such damages; provided that the foregoing shall not limit a Party's obligation under this Agreement to indemnify, defend, and hold the other Party harmless against any amounts payable to a third party, including any losses, costs, fines, penalties, criminal or civil judgments or settlements, expenses (including attorney's fees) and Consequential Damages of such third party, unless the other Party has engaged in gross negligence or willful misconduct.

29.0     REGULATORY APPROVAL

         29.1 The Parties understand and agree that this Agreement will be filed with the Commission and may thereafter be filed with the FCC. The Parties believe in good faith and agree that the services to be provided under this Agreement satisfy the specifically mentioned sections of the Act and are in the public interest. Each Party covenants and agrees to fully support approval of this Agreement by the Commission or the FCC under Section 252 of the Act without modification.

         29.2 Intentionally Left Blank

30.0     MISCELLANEOUS

         30.1 AUTHORIZATION.

              (a) SWBT is a corporation duly organized, validly existing and in good standing under the laws of the State of Missouri and has full power and


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                   authority  to execute and deliver this Agreement and to
                   perform the obligations hereunder.

              (b) CLEC is a corporation duly organized, validly existing and in good standing under the laws of the State of Kansas and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

         30.2 COMPLIANCE AND CERTIFICATION.

              30.2.1 Each Party shall be responsible for its own compliance with all federal, state, and local laws, rules, and regulations applicable to its performance under this Agreement.

              30.2.2 Each Party warrants that it has obtained all necessary state certification required in those states in which it has ordered services from the other Party pursuant to this Agreement. Upon request by any state governmental entity, each Party shall provide proof of certification.

              30.2.3 Each Party represents and warrants that any equipment, facilities or services provided to the other Party under this Agreement comply with the Communications Law Enforcement Act ("CALEA"). Each Party shall indemnify and hold the other Party harmless from any and all penalties imposed upon the other Party for such noncompliance and shall at the non-compliant Party's sole cost and expense, modify or replace any equipment, facilities or services provided to the other Party under this Agreement to ensure that such equipment, facilities and services fully comply with CALEA.

              30.2.4 For the purposes of establishing, provisioning and billing service to the CLEC, the CLEC is required to provide to SWBT its state-specific authorized and nationally recognized OCN/AECNs for facilities-based business (interconnection and/or unbundled network elements) in each SWBT state and a single separate and distinct OCN/AECN for resale services in any SWBT state. CLEC name associated with specific OCN/AECN must be consistent among SWBT states.

         30.3  LAW ENFORCEMENT.

               30.3.1 SWBT and CLEC shall handle law enforcement requests as follows:

                      (a) Intercept Devices: Local and federal law enforcement
                          agencies periodically request information or assistance from local telephone service providers. When either Party receives a request associated with an end user of the other Party, it shall refer such request to the


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                          Party that serves such end user, unless the request
                          directs the receiving Party to attach a pen register, trap-and-trace or form of intercept on the Party's facilities, in which case that Party shall comply with any valid request.

                      (b) Subpoenas: If a Party receives a subpoena for
                          information concerning an end user the Party knows to be an end user of the other Party, it shall refer the subpoena to the requesting party with an indication that the other Party is the responsible company, unless the subpoena requests records for a period of time during which the Party was the end user's service provider, in which case the Party will respond to any valid request.

                      (c) Emergencies: If a Party receives a request from a law
                          enforcement agency for temporary number change, temporary disconnect, or one-way denial of outbound calls for an end user of the other Party by the receiving Party's switch, that Party will comply with an valid emergency request. However, neither Party shall be held liable for any claims or damages arising from compliance with such requests on behalf of the other Party's end user and the Party serving such end user agrees to indemnify and hold the other Party harmless against any and all such claims.

         30.4 INDEPENDENT CONTRACTOR. Each Party and each Party's contractor shall be solely responsible for the withholding or payment of all applicable federal, state and local income taxes, social security taxes and other payroll taxes with respect to its employees, as well as any taxes, contributions or other obligations imposed by applicable state unemployment or workers' compensation acts. Each Party has sole authority and responsibility to hire, fire and otherwise control its employees.

         30.5 FORCE MAJEURE. Neither Party shall be liable for any delay or failure in performance of any part of this Agreement from any cause beyond its control and without its fault or negligence including, without limitation, acts of nature, acts of civil or military authority, government regulations, embargoes, epidemics, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, work stoppages, equipment failure, cable cuts, power blackouts, volcanic action, other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities or acts or omissions of transportation carriers In such event, the Party affected shall, upon giving prompt notice to the other Party, be excused from such performance on a day-to-day basis to the extent of such interference (and the other Party shall likewise be excused from performance of its obligations on a day-for-day basis to the extent such Party's obligations related to the performance so interfered with). The affected Party shall use its best efforts to avoid or remove the cause of nonperformance and both Parties shall proceed to perform with dispatch once the causes are removed or cease.


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30.6     CONFIDENTIALITY.

                  30.6.1 All information, including but not limited to specifications, microfilm, photocopies, magnetic disks, magnetic tapes, drawings, sketches, models, samples, tools, technical information, data, employee records, maps, financial reports, and market data; (i) furnished by one Party (the "Disclosing Party") to the other Party (the "Receiving Party") dealing with customer-specific, facility-specific, or usage-specific information, other than customer information communicated for the purpose of publication or directory database inclusion, 911, call processing, billing or settlement or as otherwise mutually agreed upon; or (ii) in written, graphic, electromagnetic, or other tangible form and marked at the time of delivery as "Confidential" or "Proprietary;" or (iii) communicated orally and declared to the Receiving Party at the time of delivery, or by written notice given to the Receiving Party within ten (10) days after declaration to be "Confidential" or "Proprietary" (collectively referred to as "Proprietary Information"), shall remain the property of the Disclosing Party.

                  30.6.2 Upon request by the Disclosing Party, the Receiving Party shall return all tangible copies of Proprietary Information, whether written, graphic, or otherwise. In the event of the expiration or termination of this Agreement for any reason whatsoever, each Party shall return to the other Party or destroy all Proprietary Information and other documents, work papers and other material (including all copies thereof) obtained from the other Party in connection with this Agreement.

                  30.6.3 Each Party shall keep all the other Party's Proprietary Information confidential in the same manner in which it keeps its own Proprietary Information confidential, and shall use the other Party's Proprietary Information only for performing the covenants contained in the Agreement and shall disclose such Proprietary Information only to those employees, contractors, agents or Affiliates who have a need to know. Neither Party shall use the other Party's Proprietary Information for any other purpose except upon such terms and conditions as may be agreed upon between the Parties in writing.

                  30.6.4 Unless otherwise agreed, the obligations of confidentiality and nonuse set forth in the Agreement do not apply to such Proprietary Information that:

                  (a) was at the time of receipt, already known to the Receiving Party, free of any obligation to keep confidential and evidenced by written records prepared prior to delivery by the Disclosing Party;

                  (b) is, or becomes publicly known through no wrongful act of the receiving Party;

                  (c) is rightfully received from a third person having no direct or indirect secrecy or confidentiality obligation to the Disclosing Party with respect to such information;


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                  (d)    is independently developed by an employee, agent, or
                         contractor of the Receiving Party which individual is not involved in any manner with the provision of services pursuant to the Agreement and does not have any direct or indirect access to the Proprietary Information;

                  (e) is disclosed to a third person by the Disclosing Party without similar restrictions on such third person's rights;

                  (f) is approved for release by written authorization of the Disclosing Party;

                  (g) is required to be made public by the Receiving Party pursuant to applicable law or regulation provided that the Receiving party shall provide the Disclosing Party with written notice of such requirement as soon as possible and prior to such disclosure. The Disclosing Party may then either seek appropriate protective relief from all or part of such requirement or, if it fails to successfully do so, it shall be deemed to have waived the Receiving Party's compliance with
                         Section 30.6 with respect to all or part of such requirement. The Receiving Party shall use all commercially reasonable efforts to cooperate with the Disclosing Party in attempting to obtain any protective relief which such Disclosing Party chooses to obtain. Notwithstanding the foregoing, SWBT shall be entitled to disclose confidential information on a confidential basis to regulatory agencies upon request for information as to SWBT's activities under the Act.

              30.6.5 Notwithstanding any other provision of this Agreement, the Proprietary Information provisions of this Agreement shall apply to all information furnished by either Party to the other in furtherance of the purpose of this Agreement, even if furnished before the date of this Agreement.

              30.6.6 Pursuant to Section 222(b) of the Act, both parties agree to limit their use of Proprietary Information received from the other to the permitted purposed identified in the Act.

         30.7 GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Kansas without reference to conflict of law provisions. In no event shall either Party seek the jurisdiction of the FCC except pursuant 252 of the Act.

30.8     TAXES.

              30.8.1 Each Party purchasing services hereunder shall pay or otherwise be responsible for all federal, state, or local sales, use, excise, gross receipts, transaction or similar taxes, fees, or surcharges (hereinafter "Tax") imposed on or with respect to the services provided by or to such Party, except for any Tax on either party's corporate existence,


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status, or income. Whenever possible, these amounts shall be billed as a separate item on the invoice. To the extent a sale is claimed to be for resale tax exemption, the purchasing party shall furnish the providing party a proper resale tax exemption certificate as authorized or required by statute or regulation by the jurisdiction providing said resale tax exemption. Failure to timely provide said resale tax exemption certificate will result in no exemption being available to the purchasing Party until such time as the purchasing Party presents a valid certificate.

                  30.8.2 With respect to any purchase of services, facilities or other arrangements, if any Tax is required or permitted by applicable law to be collected from the purchasing party by the providing party, then: (i) the providing party shall bill the purchasing party for such Tax; (ii) the purchasing party shall remit such Tax to the providing party; and (iii) the providing party shall remit such collected Tax to the applicable taxing authority.

                  30.8.3 With respect to any purchase hereunder of services, facilities or arrangements that are resold to a third party, if any Tax is imposed by applicable law on the end user in connection with any such purchase, then: (i) the purchasing party shall be required to impose and/or collect such Tax from the end user; and (ii) the purchasing party shall remit such Tax to the applicable taxing authority. The purchasing party agrees to indemnify and hold harmless the providing party on an after-tax basis for any costs incurred by the providing party as a result of actions taken by the applicable taxing authority to collect the Tax from the providing party due to the failure of the purchasing party to pay or collect and remit such tax to such authority.

                  30.8.4 If the providing party fails to collect any Tax as required herein, then, as between the providing party and the purchasing party:
(i) the purchasing party shall remain liable for such uncollected Tax; and (ii) the providing party shall be liable for any penalty and interest assessed with respect to such uncollected Tax by such authority. However, if the purchasing party fails to pay any taxes properly billed, then, as between the providing party and the purchasing party, the purchasing party will be solely responsible for payment of the taxes, penalty and interest.

                  30.8.5 If the purchasing party fails to impose and/or collect any Tax from end users as required herein, then, as between the providing party and the purchasing party, the purchasing party shall remain liable for such uncollected Tax and any interest and penalty assessed thereon with respect to the uncollected Tax by the applicable taxing authority. With respect to any Tax that the purchasing party has agreed to pay or impose on and/or collect from end users, the purchasing party agrees to indemnify and hold harmless the providing party on an after-tax basis for any costs incurred by the providing party as a result of actions taken by the applicable taxing authority to collect the Tax from the providing Party due to the failure of the purchasing party to pay or collect and remit such Tax to such authority.

             30.9 NON-ASSIGNMENT. Each Party covenants that, if it sells or otherwise transfers to a third party its Telephone Exchange and Exchange Access network facilities within any territory



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within which SWBT is an Incumbent Local Exchange Carrier as of the date of this
Agreement (the SWBT Territory), or any portion thereof, to a third party, it will require as a condition of such transfer that the transferee agree to be bound by this Agreement with respect to services provided over the transferred facilities. Except as provided in this paragraph, neither Party may assign or transfer (whether by operation of law or otherwise) this Agreement (or any rights or obligations hereunder) to a third party without the prior written consent of the other Party; provided that each Party may assign this Agreement to a corporate Affiliate or an entity under its common control or an entity acquiring all or substantially all of its assets or equity by providing prompt written notice to the other Party of such assignment or transfer. Provided however, any costs associated with updating CLEC's accounts in SWBT's systems to accept the identity or name of the new entity shall be paid by CLEC prior to when such assignment shall be effective. Any attempted assignment or transfer that is not permitted is void ab initio. Without limiting the generality of the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the Parties' respective successors and assigns.

         30.10 NON-WAIVER. Failure of either Party to insist on performance of any term or condition of this Agreement or to exercise any right or privilege hereunder shall not be construed as a continuing or future waiver of such term, condition, right or privilege.

         30.11 AUDITS. Each Party to this Agreement will be responsible for the accuracy and quality of its data as submitted to the respective Parties involved.

               30.11.1 Upon reasonable written notice and at its own expense, each Party or its authorized representative (providing such authorized representative does not have a conflict of interest related to other matters before one of the Parties) shall have the right to conduct an audit of the other Party to give assurances of compliance with the provisions of this Agreement; provided, that neither Party may request more than two (2) such audits within any twelve (12) month period. This includes on-site audits at the other Party's or the Party's vendor locations. Each Party, whether or not in connection with an audit, shall maintain reasonable records for a minimum of twenty-four (24) months and provide the other Party with reasonable access to such information as is necessary to determine amounts receivable or payable under this Agreement. Each Party's right to access information for audit purposes is limited to data not in excess of twenty-four (24) months in age.

         30.12 DISPUTED AMOUNTS. If any portion of an amount due to a Party (the "Billing Party") under this Agreement is subject to a bona fide dispute between the Parties, the Party billed (the "Billed Party") shall within sixty (60) days of its receipt of the invoice containing such disputed amount give notice to the Billing Party of the amounts it disputes ("Disputed Amounts") and include in such notice the specific details and reasons for disputing each item. The Billed Party shall pay when due: (i) all undisputed amounts to the Billing Party; and
(ii) all Disputed Amounts to Billing Party. Any amounts not paid when due shall accrue interest from the date such amounts were due at the lesser of: (i) one and one-half percent (1-1/2%) interest per month; or (ii) the highest rate of interest that may be charged under applicable law. If the Billed Party prevails with regard to any of the amount disputed, it shall be entitled to interest on such amount

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from date of payment at the lesser of (i) one and one-half percent (1-1/2%) per month; or (ii) the highest rate of interest that may be charged under applicable law.

         30.13    DISPUTE RESOLUTION.

                  30.13.1 Finality of Disputes

                          30.13.1.1 Except as otherwise specifically provided for in this Agreement, no claims will be brought for disputes arising from this Agreement more than 24 months from the date the occurrence which gives rise to the dispute is discovered or reasonably should have been discovered with the exercise of due care and attention.

                  30.13.2 Alternative to Litigation

                          30.13.2.1 The Parties desire to resolve disputes arising out of this Agreement without litigation. Accordingly, the Parties agree to use the following Dispute Resolution procedure with respect to any controversy or claim arising out of or relating to this Agreement or its breach.

                  30.13.3 Commencing Dispute Resolution

                          30.13.3.1 Dispute Resolution shall commence upon the sending from one Party to the other of written notice of a controversy or claim arising out of or relating to this Agreement or its breach. No Party may pursue any claim unless such written notice has first been given to the other Party.

                  30.13.4 Informal Resolution of Disputes

                          30.13.4.1 When such written notice has been given, as required by Section 30.13.3.1, each Party will appoint a knowledgeable, responsible representative to meet and negotiate in good faith to resolve any dispute arising under this Agreement. The location, form, frequency, duration, and conclusion of these discussions will be left to the discretion of the representatives. Upon agreement, the representatives may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and the correspondence among the representatives for purposes of settlement are exempt from discovery and production and will not be admissible in the arbitration described below or in any lawsuit without the concurrence of both parties. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and, if otherwise admissible, may be admitted in evidence in the arbitration or lawsuit

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                  30.13.5 Formal Dispute Resolution

                          30.13.5.1 If the Parties are unable to resolve the dispute through the informal procedure described above in Section 30.13.4, then either Party may invoke the following formal Dispute Resolution procedures. Unless agreed upon by the Parties, formal dispute resolution procedures described below, including arbitration or other procedures as appropriate, may be invoked not earlier than sixty (60) days after the date of the letter initiating dispute resolution under
                          Section 30.13.3.1.

                          30.13.5.2 Claims Subject to Mandatory Arbitration. The following claims, if not settled through informal dispute resolution, will be subject to mandatory arbitration pursuant to Section 30.13.6 below:

                          30.13.5.2.1 All unresolved billing disputes involving one (1) percent or less of the amounts charged to CLEC by SWBT under this Agreement during the Contract Year in which the dispute arises. During the first Contract Year the Parties will annualize the initial months up to one year.

                          30.13.5.2.2 All other claims involving one (1) percent or less of the amounts charged to CLEC by SWBT under this Agreement during the Contract Year in which the matter in dispute arises, whether measured by the disputing Party in terms of actual amounts owed or owing, or as amounts representing its business or other risks or obligations relating to the matter in dispute. During the first Contract Year the Parties will annualize the initial months up to one year.

                          30.13.5.3 Claims Subject to Elective Arbitration. The following claims will be subject to arbitration pursuant to Section 30.13.6 if, and only if, the claim is not settled through informal dispute resolution and both parties agree to arbitration. If both parties do not agree to arbitration, then either party may proceed with any remedy available to it pursuant to law, equity or agency mechanism.

                          30.13.5.3.1 All unresolved billing disputes involving more than one (1) percent of the amounts charged to CLEC by SWBT under this Agreement during the Contract Year in which the matter in dispute arises, whether measured by the disputing Party in terms of actual amounts owed or owning, or as amounts representing its business or other risks or obligation relating to the matter in dispute. During the first Contract Year the Parties will annualize the initial months up to one year.

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                           30.13.5.3.2 All other claims involving more than one
                           (1) percent of the amounts charged to CLEC by SWBT under this Agreement during the Contract Year in which the matter in dispute arises, whether measured by the disputing Party in terms of actual amounts owed or owing, or as amounts representing its business or other risks or obligations relating to the matter in dispute. During the first Contract Year the Parties will annualize the initial months up to one year.

                           30.13.5.4 Claims Not Subject to Arbitration If the following claims are not resolved through informal dispute resolution, they will not be subject to arbitration and must be resolved through any remedy available to a Party pursuant to law, equity or agency mechanism.

                           30.13.5.4.1 Actions seeking a temporary restraining order or an injunction related to the purposes of this Agreement.

                           30.13.5.4.2 Actions to compel compliance with the Dispute Resolution process.

                           30.13.5.4.3 All claims arising under federal or state statute(s), including, but not limited to, antitrust claims.

                    30.13.6 Arbitration

                           30.13.6.1 Disputes subject to mandatory or elective
                               arbitration under the provisions of this Agreement will be submitted to a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association or pursuant to such other provider of arbitration services or rules as the Parties may agree. Each arbitration will be held in Dallas, Texas, unless the parties agree otherwise. The arbitration hearing will be requested to commence within sixty (60) days of the demand for arbitration. The arbitrator will control the scheduling so as to process the matter expeditiously. The Parties may submit written briefs upon a schedule determined by the arbitrator. The Parties will request that the arbitrator rule on the dispute by issuing a written opinion within thirty (30) days after the close of hearings. The Federal Arbitration Act, 9 U.S.C. Secs. 1-16, not state law, shall govern the arbitrability of all disputes. The arbitrator will have no authority to award punitive damages, exemplary damages, consequential damages, multiple damages, or any other damages not measured by the prevailing party's actual damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of the Agreement. The arbitrator shall be knowledgeable of telecommunications issues. The times specified in

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                               this Section may be extended or shortened upon
                               mutual agreement of the Parties or by the arbitrator upon a showing of good cause. Each Party will bear its own costs of these procedures, including attorneys' fees. The Parties will equally split the fees of the arbitration and the arbitrator. The arbitrator's award shall be final and binding and may be entered in any court having jurisdiction thereof. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

                  30.13.7  Billing Disputes

                           30.13.7.1 The following provisions apply specifically
                                   to billing disputes.
                                   30.13.7.1.1 The Parties agree that all bills, including bills disputed in whole or in part, are to be paid when due, that interest applies to all overdue invoices as set forth in the applicable provisions of this Agreement, and that no other late payment fee or charge applies to overdue invoices. The Parties further agree that if any billing dispute is resolved in favor of the disputing Party the disputing Party will receive, by crediting or otherwise, interest applied to the disputed amount as set forth in the applicable provisions of this Agreement.

                                   30.13.7.1.2 To the extent that any other portions of this Agreement provide for a bill closure process between the parties, or if such a process is mutually agreed to by the Parties, the procedures involved in such processes will not be deemed to place a particular billing item in dispute for purposes of Section 30.13--Dispute Resolution.

                                   30.13.7.1.3 Each Party agrees to notify the other Party of a billing dispute and may invoke the informal dispute resolution process described in Section 30.13.2. The parties will endeavor to resolve the dispute within sixty (60) calendar days of the Bill Date on which such disputed charges appear, or, if the charges have been subject to the bill closure process described in Section 30.13.5.1, above, within sixty (60) calendar days of the closure of the billing period covered by such bill closure process.

                  30.13.8  No Conflict

                           30.13.8.1 The Dispute Resolution procedures set forth in this Agreement are not intended to conflict with applicable requirements of the Act or the state commission with regard to procedures for the resolution of disputes arising out of this Agreement.

                                              GENERAL TERMS AND CONDITIONS - KS
                                                                   PAGE 47 OF 50
                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
                                                                          100198



         30.14 NOTICES. Any notice to a Party required or permitted under this Agreement shall be in writing and shall be deemed to have been received on the date of service if served personally; on the date receipt is acknowledged in writing by the recipient if delivered by regular mail; or on the date stated on the receipt if delivered by certified or registered mail or by a courier service that obtains a written receipt. Notice may also be provided by facsimile, which shall be effective on the next Business Day following the date of transmission as reflected in the facsimile confirmation sheet. "Business Day" shall mean Monday through Friday, SWBT/CLEC holidays excepted. Any notice shall be delivered using one of the alternatives mentioned in this section and shall be directed to the applicable address indicated below or such address as the Party to be notified has designated by giving notice in compliance with this section, except that notices to a Party's twenty-four (24) hour contact number shall be by telephone and/or facsimile and shall be deemed to have been received on the date transmitted.


--------------------------------------------------------------------------------
NOTICE CONTACT               CLEC CONTACT                  SWBT CONTACT
--------------------------------------------------------------------------------
NAME/TITLE                   Greg Lawhon                   Account Manager
--------------------------------------------------------------------------------
STREET ADDRESS               1004 Baltimore Ave.,          Four Bell Plaza,
                             Suite 900                     7th Floor
                                                           311 S. Akard St.
--------------------------------------------------------------------------------
CITY, STATE, ZIP CODE        Kansas City, MO  64105        Dallas, TX 75202-5398
--------------------------------------------------------------------------------
TELEPHONE NUMBER             816 842-7560 X 225            214 464-5969
--------------------------------------------------------------------------------
FAX NUMBER                   816 842-7507                  214 464-1486
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
24-HOUR NETWORK              CLEC CONTACT                  SWBT CONTACT
MGMT CONTACT
--------------------------------------------------------------------------------
NAME/TITLE                   NOC Mgr.                      NSMC Control
--------------------------------------------------------------------------------
TELEPHONE NUMBER             1 800-813-4653                1-800-792-2662
--------------------------------------------------------------------------------
FAX NUMBER                   816 221-5025                  972 301-6702
--------------------------------------------------------------------------------

         30.15 PUBLICITY AND USE OF TRADEMARKS OR SERVICE MARKS.

               30.15.1 The Parties agree not to use in any advertising or sales promotion, press releases, or other publicity matters any endorsements, direct or indirect quotes, or pictures implying endorsement by the other Party or any of its employees without such Party's prior written approval. The Parties will submit to each other for written approval, prior to publication, all publicity matters that mention or display one another's name and/or marks or contain language from which a connection to said name and/or marks may be inferred or implied; the Party to whom a request is directed shall respond promptly. Nothing herein, however, shall be construed as preventing either Party from publicly stating the fact that it has executed this Agreement with the other Party.

               30.15.2 Nothing in this Agreement shall grant, suggest, or imply any authority for one Party to use the name, trademarks, service marks, or trade names of the other for commercial purposes without prior written approval.

                                               GENERAL TERMS AND CONDITIONS - KS
                                                                   PAGE 48 OF 50
                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
                                                                          100198


         30.16 SECTION 252(I) OBLIGATIONS. If SWBT enters into an agreement with another CLEC in Kansas (the "Other Agreement") approved by the Kansas Commission or FCC pursuant to Section 252 of the Act (regardless of whether the approved agreement was negotiated or arbitrated), SWBT will make available to CLEC the Other Agreement in its entirety. SWBT will have no obligation to offer any part of the Other Agreement separately from the whole, nor to offer the Other Agreement (even in its entirety) beyond the termination date of the Other Agreement.

         30.17 JOINT WORK PRODUCT. This Agreement is the joint work product of the Parties and has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and, in the event of any ambiguities, no inferences shall be drawn against either Party.

         30.18 INTERVENING LAW. This Agreement is entered into as a result of both private negotiation between the Parties and the incorporation of some of the results of arbitration by the State Corporation Commission of the State of Kansas. If the actions of Kansas or federal legislative bodies, courts, or regulatory agencies of competent jurisdiction invalidate, modify, or stay the enforcement of laws or regulations that were the basis for a provision of the contract, the affected provision shall be invalidated, modified, or stayed, consistent with the action of the legislative body, court, or regulatory agency. In such event, the Parties shall expend diligent efforts to arrive at an agreement respecting the modifications to the Agreement. If negotiations fail, disputes between the Parties concerning the interpretation of the actions required or provisions affected by such governmental actions shall be resolved pursuant to the dispute resolution process provided for in this Agreement.

         30.19 NO THIRD PARTY BENEFICIARIES; DISCLAIMER OF AGENCY. This Agreement is for the sole benefit of the Parties and their permitted assigns, and nothing herein express or implied shall create or be construed to create any third-party beneficiary rights hereunder. Except for provisions herein expressly authorizing a Party to act for another, nothing in this Agreement shall constitute a Party as a legal representative or agent of the other Party, nor shall a Party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name or on behalf of the other Party unless otherwise expressly permitted by such other Party. Except as otherwise expressly provided in this Agreement, no Party undertakes to perform any obligation of the other Party, whether regulatory or contractual, or to assume any responsibility for the management of the other Party's business.

         30.20 NO LICENSE. No license under patents, copyrights or any other intellectual property right (other than the limited license to use consistent with the terms, conditions and restrictions of this Agreement) is granted by either Party or shall be implied or arise by estoppel with respect to any transactions contemplated under this Agreement.

         30.21 SURVIVAL. The Parties' obligations under this Agreement which by their nature are intended to continue beyond the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement.

                                               GENERAL TERMS AND CONDITIONS - KS
                                                                   PAGE 49 OF 50
                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
                                                                          100198


         30.22 SCOPE OF AGREEMENT. This Agreement is intended to describe and enable specific Interconnection and compensation arrangements between the Parties. This Agreement does not obligate either Party to provide arrangements not specifically provided herein.

         30.23 ENTIRE AGREEMENT. The terms contained in this Agreement and any Schedules, Exhibits, Appendices, tariffs and other documents or instruments referred to herein, which are incorporated into this Agreement by this reference, constitute the entire agreement between the Parties with respect to the subject matter hereof, superseding all prior understandings, proposals and other communications, oral or written. Neither Party shall be bound by any preprinted terms additional to or different from those in this Agreement that may appear subsequently in the other Party's form documents, purchase orders, quotations, acknowledgments, invoices or other communications. This Agreement may only be modified by a writing signed by an officer of each Party.

         30.24 PERFORMANCE MEASUREMENTS. Pursuant to Appendix Performance Measurements, which is attached hereto and made a part hereof SWBT will pay liquidated damages, as negotiated, in the event of a Specified Performance Breach as defined in Appendix Performance Measurements.

         30.25 REMEDIES. Liquidated Damages shall be the sole remedy of CLEC if SWBT fails to meet Specified Performance Criteria set forth in the terms and conditions of Appendix Performance Measurements.

                                               GENERAL TERMS AND CONDITIONS - KS
                                                                   PAGE 50 OF 50
                                              SWBT/BIRCH TELECOM OF KANSAS, INC.
                                                                          100198




IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of this 12th day of January, 1999.




BIRCH TELECOM OF KANSAS, INC.              SOUTHWESTERN BELL TELEPHONE COMPANY

AECN/OCN #     8856

Signature: /s/ Rick Tidwell                Signature:  /s/ Larry B. Cooper
          -------------------------                  --------------------------


Name:   Rick Tidwell                       Name:  Larry B. Cooper
     ------------------------------             -------------------------------
      (Print or Type)                            (Print or Type)

Title:  Vice President                     Title: President-Industry Markets
      ----------------------------               ------------------------------